Exhibit 10.1 (a)

LOAN AGREEMENT

THIS LOAN AGREEMENT, is made and entered into this 31st day of January 2001, by and between the West Virginia Economic Development Authority ("WVEDA"), 1018 Kanawha Boulevard, East, Suite 501, Charleston, West Virginia 25301, and American Woodmark Corporation (the "Company"), 3102 Shawnee Drive, P. O. Box 1980, Winchester, Virginia 22601.

WITNESSETH:

WHEREAS, the Company, a Virginia corporation authorized to do business in the State of West Virginia, is the owner of that certain parcel of land containing 7.85 acres, more or less, situate in the Town of Moorefield, District of Hardy County, West Virginia, that is more specifically described in Exhibit A attached hereto (the "Property");

WHEREAS, the Company owns and occupies a manufacturing facility on the Property (the "Existing Facility") and has constructed an addition (the "Addition") to the Existing Facility that consists of a 126,000 square foot expansion (the Existing Facility and the Addition together referred to as the "Facility");

WHEREAS, the Company has acquired certain equipment, machinery and fixtures used in its manufacturing and processing including without limitation those items that are more specifically described in Exhibit B attached hereto (the "Project Equipment") that have been in stalled in the Facility on the Property (the Facility including the Property and all Project Equipment installed therein are hereinafter collectively referred to as the "Project");

WHEREAS, the total cost to complete the Addition and to acquire the Project Equipment is at least Three Million Six Hundred Fourteen Thousand Seventy Five Dollars ($3,614,075.00);

WHEREAS, the Company has made application to WVEDA for a term loan in the principal amount of One Million Dollars ($1,000,000.00) (the "Loan") to provide a portion of the permanent financing for the Project, and said application has been approved upon those terms and conditions set forth in WVEDA's loan commitment letter dated September 7, 1999, to the Company and WVEDA's final approval letter dated October 22, 1999, to the Company, and ail subsequent amendments thereto and extensions thereof, which are collectively incorporated herein by reference in their entirety (collectively, the "Commitment Letter");

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WHEREAS, the Company has represented to the WVEDA that all proceeds from the Loan shall be used as permanent financing for the Project as described in Company's loan application as submitted to WVEDA;

WHEREAS, Company has represented to WVEDA that it has expended at least Two Million Six Hundred Fourteen Thousand Seventy Five Dollars ($2,614,075.00) of its own funds on the Project; and

WHEREAS, the collateral for said WVEDA Loan shall be a first lien on the Project;.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto covenant and agree to and with each other as follows:

A. Financing:

1. WVEDA agrees to make a term loan to the Company as a portion of the permanent financing for the Project under the following terms:

(a) WVEDA agrees to loan to the Company the sum of $1,000,000 for a term of twelve (12) years at an annual fixed rate of interest which is a rate equal on the date of Closing to the U.S. Treasury Note rate of equivalent maturity plus one-half percent (as such rate is quoted in the Treasury Bonds, Notes and Bills section of the Wall Street Journal).

(b) The Company agrees to execute and deliver to WVEDA a negotiable Promissory Note which Promissory Note shall be in a form acceptable to WVEDA (the "Promissory Note") payable to the order of WVEDA in the principal sum of $1,000,000, due twelve (12) years from the date of the Promissory Note, and bearing interest at the rate set out above calculated on the basis of the actual number of days elapsed and a 360 day calendar year. This promissory note shall be due and payable in thirty-six (36) equal and consecutive, amortized quarterly payments of principal and interest commencing April 25, 2001, the first full calendar quarter immediately following the date of the Promissory Note, and continuing on the same day of the first month of each successive quarter thereafter until the thirty-sixth (36th) and final installment, provided however, on April 25, 2001, the Company shall pay to WVEDA interest on the outstanding principal of the Loan for the period from (and including) the date of funding of this Loan to (and including) April 25, 2001.

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(c) The total loan proceeds of the Loan to the Company hereunder shall be used only for the purposes set forth in the loan application submitted by the Company to WVEDA.

2. Disbursement of the proceeds of said Loan shall be made at closing.

3. The construction of the Addition and the acquisition of the Equipment Project shall be completed for a cost approximating Three Million Six Hundred Fourteen Thousand Seventy Five Dollars ($3,614,075.00). The Company shall have expended a total of at least Two Million Six Hundred Fourteen Thousand Seventy Five Dollars ($2,614,075.00) on the Project. Should at any time said costs exceed $3,614,075.00 then the Company shall be responsible for the excess. If the said cost is less than Three Million Six Hundred Fourteen Thousand Seventy Five Dollars ($3,614,075.00), then the Loan shall not exceed the lesser of One Million Dollars ($1,000,000) or thirty-eight percent (38%) of the cost of the Project.

B. Collateral:

1. The Company shall grant a first priority deed of trust lien in the amount of $1,000,000.00 by proper deed of trust of even date herewith (the "Deed of Trust") encumbering the Property, together with all improvements, buildings and fixtures now or hereafter located thereon granted by the Company to John R. Snider, as trustee, for the benefit of WVEDA, to secure all principal, accrued interest and other sums due and owing to the WVEDA under the Loan.

2. The Company shall grant a first lien security interest, pursuant to the Uniform Commercial Code, on the Project Equipment and all replacements thereto and proceeds therefrom, to WVEDA to secure all principal, accrued interest and other sums due and owing to the WVEDA under the Loan. The Company further agrees to execute and deliver to WVEDA a Security Agreement (the "Security Agreement") in a form acceptable to WVEDA and UCC-I financing statements for filing in all jurisdictions necessary to provide WVEDA with a perfected first lien on the Project Equipment.

C. Conditions Precedent to Financing:

The obligation of the WVEDA to make the WVEDA Loan is subject to the following conditions precedent:

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1. Resolutions by the Company approving the execution, delivery and performance of this Agreement and all transactions and documentation contemplated herein, duly adopted by the Company's Board of Directors and accompanied by a certification by the Secretary of the Company stating that such resolutions are true and correct, have not been altered or repealed, and are in full force and effect.

2. Certificates of Good Standing from the Office of the West Virginia Secretary of State, the West Virginia Bureau of Employment Programs, Unemployment Compensation Division and the West Virginia Bureau of Employment Programs, Workers' Compensation Division.

3. All loan documentation has been duly executed by the parties hereto and each document required to create the security interests contemplated herein, including, but not limited to, all deeds of trust, security agreements, promissory notes, and financing statements have been executed, delivered, filed, registered or recorded in order to create those liens in favor of the WVEDA necessary to secure the WVEDA Loan. These liens in favor of WVEDA shall be evidenced by a certified UCC lien search of the West Virginia Secretary of State and such other evidence acceptable to WVEDA as to the perfection of said interest by filing and recordation.

4. An opinion by counsel to the Company or other certification or commitment for title insurance satisfactory to WVEDA, which confirms the lien positions of the WVEDA on the Project, and also addresses all other appropriate matters required of the Company with respect to the transactions contemplated herein and their documentation.

5. Certificates of insurance which evidence that the insurance policies required by this Agreement, the Commitment Letter and any of the other loan documentation have been obtained and are in full force and effect as of the date hereof.

6. The receipt of financial statements for the Company which are in a form acceptable to the WVEDA.

?. Certificate to the WVEDA by the President or Treasurer of the Company that, prior to Closing, the Company has expended at least Two Million Six Hundred Fourteen Thousand and Seventy-Five Dollars ($2,614,075.00) of its own funds on the construction of the Addition and the installation of the Project Equipment at the Property have been completed, and the Project is fully operational.

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8. The receipt of a legal description of the Property, a list of specific equipment installed or placed at the Facility being the Project Equipment, documentary evidence of the cost of said equipment acquired in connection with the Loan, and certification to WVEDA that such equipment (which comprises the Project Equipment and is to be pledged as collateral for the Loan) has a value equal to or greater than $i,000,000 and has an average useful life of no less than ten (10) years.

9. The receipt of evidence from an engineer acceptable to WVEDA that all Project Equipment is in place and operational and that the Facility is structurally sound and operational.

D. Representations and Warranties of the Company:

1. The Company is a duly organized and existing corporation under the laws of the State of Virginia, and is qualified to do business in, and is in good standing under the laws of, the State of West Virginia.

2. The Company is in good standing with the West Virginia Workers' Compensation Division and the Unemployment Compensation Division of the West Virginia Bureau of Employment Programs.

3. The execution, delivery and performance of this Loan Agreement and other documents and writings referred to herein or otherwise relating hereto are all within the Company's corporate powers, have been duly authorized and are not in contravention of law, or the terms of the charters, bylaws, or other corporate papers, or of any indenture, agreement or undertaking to which the Company is a party or by which the Company is bound. This Loan Agreement, the Promissory Note, the Deed of Trust, the Security Agreement and the other loan documents to which the Company is a party, when executed by the Company are and will be legal, valid and binding obligations of the Company (subject to bankruptcy and equitable principles) and the Deed of Trust and Security Agreement shall create a first priority security interest in the Property and Project Equipment.

4. All information at any time or times furnished to WVEDA by the Company concerning the Company's financial condition or otherwise, for the purpose of obtaining the Loan being made hereunder by WVEDA to the Company and any other credit or extension or renewal of such Loan or other credit, and so long as any part of such Loan or extensions or renewals thereof remain outstanding is and will be at the time the same is furnished, accurate and correct in all material

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respects and complete insofar as completion may be necessary to give WVEDA true and accurate knowledge with respect thereto.

5. To the best of the Company's knowledge, the Company is in material compliance with all applicable Federal, Virginia and West Virginia laws, rules, and regulations with respect to its business and the use, maintenance, and operations of the Project, and further represents and warrants that so long as any part of the Loan being made hereunder is outstanding the Company shall conduct its business in material compliance with all applicable Federal, Virginia and West Virginia laws, rules, and regulations and in regard to its use, maintenance, and operations of the Project except where non-compliance, which, if adversely determined, would not have a material adverse affect on the financial condition of the Company or its ability to perform any of its obligations under the Loan Documents.

6. Neither the execution and delivery by the Company of this Loan Agreement, the Promissory Note, the Deed of Trust, the Security Agreement or other documents referred to heroin nor consummation of the transactions contemplated thereby, nor compliance with the terms, conditions and provisions thereof will (i) conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which the Company is a party, or constitute a default thereunder, or (ii) violate any law or any rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality or agency.

7. The Company has good and marketable title to the Project free and clear of any liens or encumbrances except as required by this Loan Agreement and the unconditional authority and right to grant and convey the interests conveyed by the Deed of Trust and all of the other Loan Documents.

E. Covenants:

1. So long as any part of the Loan being made hereunder by WVEDA to the Company is outstanding:

a. The Company shall promptly give WVEDA notice of any unusual problems or developments affecting its business operations which may adversely affect: (i) its ability to repay such Loan; and (ii) the collateral securing such Loan.

b. The Company shall pay and discharge or cause to be paid or discharged all tax claims relating to the collateral securing the Loan being made hereunder, when due, except such as to which a bona fide dispute exists, and which

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are being contested in good faith.

C. The Company shall maintain proper books of records and accounts in accordance with generally accepted accounting principles, in which full, true and correct entries shall be made of all of its dealings and business affairs, and the Company shall permit WVEDA or its authorized representatives, to inspect and audit its books of records and accounts at any reasonable time or times upon receiving a request with respect thereto. WVEDA personnel and all agents of WVEDA shall be authorized to enter upon the premises of the Company and into any building thereon, whether permanent or temporary, jointly or separately, to carry out inspections. These inspections may be scheduled or unscheduled.

d. The Company shall:

(i) Promptly furnish WVEDA annual financial statements within 90 days of the end of the Company's fiscal year, all in reasonable detail and prepared by an independent certified public accountant of recognized standing acceptable to WVEDA and whose certificate or opinion accompanying such financial statements is in form and substance acceptable to WVEDA;

(ii) Not declare, or make, or incur any liability to make, any payment in cash or other assets either as dividends or other distributions upon any shams of any class of capital stock of the Company, or purchase, retire, redeem or otherwise acquire for value any shams of any class of capital stock of the Company, if any of the following circumstances are in existence at that time: (a) the Company is in default of any financial covenant relating to the Loan; (b) the Company is in default or is unable to pay its current financial obligations under any financing documents with any of its lenders; or (c) the Company has failed to pay when due any governmental tax, charge, fee or assessment (subject to the absolute fight of the Company to in good faith challenge such tax, charge, fee or assessment). Any change in this requirement for dividends must be approved by WVEDA.

(iii) Not increase salaries or compensations of officers or owners unless all of the Company's debts are paid to a current status;

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(iv) Not make any loans or advances to any officer, shareholder, director or employee, except for temporary advances in the ordinary course of business; and

(v) Cause loans to the Company from shareholders, directors or officers to be subordinated, both for collateral and repayment, to the Loan, and payments thereon shall be deferred until the Loan is paid in full.

2. So long as the Loan described hereunder from WVEDA to the Company or any renewal or extension thereof, remains unpaid in whole or in part, or so long as any other liability or indebtedness of the Company to WVEDA shall exist:

a. In the operation of the Facility, the Company shall conduct its business in a normal manner in the ordinary course of business and remain in business and employ generally persons from the general vicinity of Hardy County, West Virginia to the extent qualified.

b. Maintain fire and other risk insurance which shall contain a "New York Standard Mortgage Clause" or its equivalent, public liability insurance, and such other insurance as the WVEDA may reasonably require with respect to the Company's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to the WVEDA. The Company shall purchase Federal Flood Insurance in amounts and coverage satisfactory to the WVEDA if the Property is located in a flood prone area and the FIA. map shows the Company's property is located within a special flood hazard area. Upon request of the WVEDA, the Company shall deliver to the WVEDA from time to time the policies or certificates of insurance in a form satisfactory to the WVEDA, including stipulations that coverage shall not be canceled or diminished without at least twenty (20) days prior written notice to the WVEDA. In connection with all policies covering assets in which the WVEDA holds or is offered a security interest to secure its loan herein, the Company shall provide the WVEDA with such loss payable or other endorsements as the WVEDA may require. The Company agrees to assign to the WVEDA as its interests may appear, all sums, including, without limitation, return of premiums, which may become payable under any and all of the Company's policies of insurance, and upon the WVEDA's request, direct each insurance company issuing any such policy to make payment thereof directly to the

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WVEDA. The Company shall maintain proper Worker's Compensation coverage and other insurance against other risks as are commonly insured against by companies in similar types of business, all in a manner reasonably satisfactory to the WVEDA.

3. The Company covenants and warrants that the Property on which the equipment, machinery and fixtures used as collateral for the Loan is to be installed or located is not contaminated by the disposal of hazardous substances and the Company hereby agrees to indemnify and hold WVEDA and its assigns harmless from any loss or damage to the Equipment Project, including costs or expenses connected therewith, resulting from hazardous substances and waste being located on said real estate by reason of the "Comprehensive Environmental Response Compensation and Liability Act of 1980" or other similar acts under the laws of the United States or of any state.

4. The Company shall perform and observe all covenants, agreements, terms and conditions contained in this Loan Agreement, the Promissory Note, the Deed of Trust, the Security Agreement and other documents required to be executed and delivered hereunder.

5. Except as provided herein or with the prior consent in writing of WVEDA, the Company shall not participate in any merger, consolidation or other reorganization unless the Company is the surviving entity, or sell or otherwise transfer all or any part of its business or assets which are encumbered to secure the Loan described herein including paragraph F. 1 (f).

6. The Company shall from time to time execute such further writings, instruments and documents and do such further acts as WVEDA may reasonably require to effect the purposes of this Loan Agreement.

7. All of the Company's representations, covenants and warranties contained in this Loan Agreement shall survive the execution and delivery of this Loan Agreement, as well as the Promissory Note, the Deed of Trust, the Security Agreement and other documents described above, and the disbursement of the Loan proceeds hereunder and any breach thereof by the Company shall be considered an event of default under the Promissory Note, the Deed of Trust, the Security Agreement and other documents.

8. Whenever any approvals may be required hereby by the parties or their respective counsel with respect to the form and sufficiency of any documents or writings, the condition of the title to any collateral securing the loans being made hereunder, or on any

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other matter, such approval shall not be unreasonably withheld.

9. The Company shall be responsible for all Loan closing costs and expenses, including, but not limited to, reasonable attorney's fees, incurred by WVEDA in connection with this Loan.

10. The Company shall provide WVEDA annually, by November 1, of each year, during the term of the Loan, a report showing the total number of permanent and part-time employees of the Company working at the facility of the Company financed in part with the proceeds of the Loan as of September 30 of that year and the aggregate total of gross wages paid to these employees during the twelve (12) month period ending September 30 of that same year.

F. Events of Default and Remedies:

1. The occurrence of any one of the following shall constitute an Event of Default;

(a) Failure by the Company to pay any amounts required to be paid under the Promissory Note or under this Loan Agreement at the times specified therein and herein and such failure shall continue for a period of thirty (30) days after the same has become due;

(b) Failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed in this Loan Agreement, other than as referred to in (a) above and (c) below, for a period of thirty (30) days after written notice, specifying such failure, requesting that it be remedied and stating that it is a notice of default, has been given to the Company by WVEDA, unless WVEDA shall agree in writing to an extension of such time prior to its expiration; provided, however, that if the Company has in good faith commenced efforts to cure the default within the thirty (30) calendar day cure period and the default cannot reasonably be cured before the end of such period, then, as long as Borrower proceeds in good faith to cure the default, Borrower shall have an additional thirty (30) days to cure the default;

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(c) The dissolution or liquidation of the Company or the commencement by the Company of a voluntary case under the United States Credit Bankruptcy Code, as amended, or its failure promptly to lift or suspend any execution, garnishment or attachment of such consequence as will impair its ability to perform its obligations under this Loan Agreement, or the entry of an order for relief in respect of the Company of the Loan under the United States Bankruptcy Code, as amended, or the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official of the Company or of any substantial part of its property securing the Loan, or a general assignment by it for the benefit of creditors, or the entry by it into an agreement of composition with its creditors, or the filing of a petition applicable to the Company of the Loan in any proceeding seeking its reorganization, liquidation, adjustment, composition or other arrangement instituted pursuant to any federal or state law; provided, however, that any such petition filed against the Company or not filed by the Company that is dismissed or stayed within thirty (30) days of such filing shall not constitute an Event of Default so long as the Company gives written notice of such filing to WVEDA;

(d) If the operations of the Company shall cease or be significantly curtailed at the Facility. "Significant Curtailment of Operations" shall mean a condition at the Facility where total employment (as measured in terms of man hours) at the Facility for any calendar quarter is less than 50% of the average quarterly employment at all of the Facility for the previous four quarters unless such reduction is the result of unless such reduction is the result of strikes or other labor unrest, casualty or causes wholly beyond the control of the Company;

(f) The sale or other transfer of the Project or Project Equipment, or any part thereof, in any manner whatsoever by the Company to any person, firm, or corporation without the consent obtained in writing from WVEDA except for sale or transfer of damaged, worn or obsolete equipment or the transfer of equipment the value of which is not to exceed $100,000.00 in the aggregate or which is otherwise replaced by the Company; or

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(g) Any warranty, representation or other statement by or on behalf of the Company contained in this Loan Agreement or in any instrument or certificate furnished in compliance with or in reference to this ban Agreement is false or misleading in any material respect, or failure by the Company to perform or observe any condition or covenant contained in any such document for a period of 30 days after compliance with the notice and request provisions of paragraph F. 1.(b) above.

2. Whenever any Event of Default shall have happened and is continuing, extent permitted by applicable law, take any one or more of the following remedial steps:

(a) (i) WVEDA may exercise any fight, power or remedy permitted to it by law, and shall have in particular, without limiting the generality of the foregoing, the right to declare the entire amount of the Loan (if not then due and payable) to be due and payable immediately, and upon any such declaration the entire amount of the Loan shall become and be immediately due and payable, anything in this Loan Agreement contained to the contrary notwithstanding. The Company shall forthwith pay to WVEDA such amounts.

(ii) WVEDA may waive, rescind and annul such declaration and the consequences thereof.

(b) WVEDA may take any action or remedy specified in the Deed of Trust or Security Agreement dated as of the date hereof between the Company and WVEDA.

(c) WVEDA may take whatever action at law or in equity may appear necessary or desirable to collect the payments and other amounts then due and thereafter to become due or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Loan Agreement.

In case WVEDA shall have proceeded to enforce its fights under this Loan Agreement and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to WVEDA, then and in every such case the Company and WVEDA shall be restored respectively to their several positions and rights

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hereunder, and all rights, remedies and powers of the Company and WVEDA shall continue as though no such proceeding had been taken.

The Company covenants that, without limiting any remedies of WVEDA hereunder, in case an Event of Default shall occur with respect to the payment of any installment payable under Loan then, upon demand of WVEDA, the Company will pay to WVEDA the whole amount that then shall have become due and payable under the Loan, with interest on overdue principal (and interest to the extent permitted by law) at the rate payable on the Loan.

In case the Company shall fail to pay such amounts within the time provided in Section F.l.(a), WVEDA shall be entitled and empowered to institute any action or proceeding at law or in equity without demand for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company and collect, in the manner provided by law, out of the property of the Company, the moneys adjudged or decreed to be payable.

3. In the event the Company should default under any of the provisions of this Loan Agreement and WVEDA should employ attorneys or incur other expenses for the collection of the payments due under this Loan Agreement or the enforcement of performance or observance of any obligation or agreement on the part of the Company herein contained, the Company agrees that it will on demand therefore pay to WVEDA, the reasonable fees of such attorneys and such other reasonable expenses so incurred by WVEDA.

4. To the extent permitted by law, the Company will not during the continuance of any Event of Default hereunder insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Loan Agreement. The Company hereby expressly waives all benefits or advantage of any such law or laws and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to WVEDA, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted.

5. No remedy herein conferred upon or reserved to WVEDA is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Loan Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver

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thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle WVEDA to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required.

6. In the event any agreement contained in this Loan Agreement should be breached by the Company and thereafter waived by WVEDA, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

7. The Events of Default and remedies set forth in this Section F shall be in addition to all other defaults and remedies set forth in this Loan Agreement and the other loan documents.

G. General Provisions:

1. This Loan Agreement shall be binding upon and inure to the benefit of all of the parties hereto, and their respective successors and assigns. This Loan Agreement and the agreements and documents relating thereto may be assigned by WVEDA without the consent of the Company. The Company may not assign this Loan Agreement or any of its rights and obligations hereunder or under the other documents and agreements relating thereto without the written consent of WVEDA, and any attempted assignment without such consent shall be null and void.

2. The parties hereto shall not be deemed to have waived or agreed to the modification of any of the provisions hereof, except by instrument in writing duly signed by them.

3. If any provision of this Loan Agreement shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatsoever.

4. This Loan Agreement and all other agreements related hereto shall be governed and construed in accordance with the taws of the State of West Virginia. Headings and titles herein and therein are for convenience only and shall not influence such construction or interpretation.

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5. All notices required or desired to be given hereunder shall be served by certified mail on the party intended at its address shown below, which notice shall be deemed given at the time deposited in the U.S. Mail, postage prepaid:

West Virginia Economic Development Authority

1018 Kanawha Boulevard, East

Suite 501

Charleston, West Virginia 25301

Attention: Executive Director

American Woodmark Corporation

P. O. Box 1980

Winchester, Virginia 22604

Attention: Treasurer

[Rest of Page Intentionally Left Blank. Signature Page to Follow.]

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IN WITNESS WHEREOF, WVEDA and the Company have caused their corporate names to be signed hereto by their respective officers duly authorized, all as of the day and year first above written.

WEST VIRGINIA ECONOMIC DEVELOPMENT

AUTHORITY

By: Robin L. Greathouse

Its: Loan Officer

AMERICAN WOODMARK CORPORATION

By: Glenn Eanes

Its: Treasurer

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EXHIBIT A

Description of the Property

TRACT I

All that tract of land situated in the Town of Moorefield, Hardy County, West Virginia, bounded by West Virginia County Route 7 on the West, an unpaved street on the North and East, the lands of Allen Kexrode (134/345) on the South and is more particularly described as follows:

BEGINNING at a T-bar set on the Eastern boundary line of West Virginia County Route 7, also a corner of Rexrode. Thence with the Eastern boundary line of said road North 04 degrees 02' 39" East 32.01 feet to a set T-bar. Thence continuing with said road North 11 degrees 02' 57" East 48.54 feet to a set railroad spike. Thence North 07 degrees 31' 53" East 60.16 feet to a set railroad spike. Thence North 05 degrees 59' 53" West 37.17 feet to a set railroad spike. Thence North 19 degrees 51' 47" West 38.98 feet to a set railroad spike. Thence North 32 degrees 36' 09" West 30.51 feet to a set railroad spike on the Eastern boundary line of aforesaid road and on the South side of an unpaved street. Thence crossing said street South 83o 45' 29" East 293.09 feet to a set T-bar at the intersection of two unpaved streets. Thence with the West side of said street South 06 degrees 27' 45" West 240.00 feet to a set T- bar, a corner of Rexrode. Thence with Rexrode's line North 82 degrees 45' 29" West 252.22 feet to the BEGINNING, containing 1.4002 acres as surveyed by Charles W. W. Stultz, Licensed Land Surveyor, Romney, West Virginia on June 8, 1977 as shown on a plat attached hereto and made a part of this description.

Being the same parcel of land that was conveyed to Raygold Manufacturing Corporation from Betty Baker, et als by deed dated 2nd day of March, 1970 and is recorded in Deed Book 123, page 47 in the County Clerk's Office of Hardy County, West Virginia.

TRACT II

All that tract of land situated in the Town of Moorefield, Hardy County, West Virginia, near the Town Limit, bounded by W.Va. County Route 7 on the East, the lands of M.A. Bean Oil Company (W.B. 17, page 186) on the South, the B&O Railroad on the West, the lands of Raygold Manufacturing Corporation (formerly Mudin Crites, 82/327) and Lincoln Cox (100/363) on the North and is more particularly described as follows:

BEGINNING at an iron pin on the Eastern boundary limit of the B&O Railroad Right-Of-Way and corner to Raygold Manufacturing Corporation. Thence with said corporation's lines South 07 degrees 56' 40" East 59.39 feet to an iron pin. Thence North 040 20' 15" East 81.91 feet to an iron pin. Thence South 85 degrees 42' 12" East 107.27 feet to an iron pin. Thence South 04 degrees 22' 53" West 40.95 feet to an iron pin. Thence with said corporation's line and continuing with Cox's line South 85 degrees 45' 06" East 120.07 feet to a set T-bar. Thence with Cox's lines South 04 degrees 17' 58" West 83.70 feet to a set T-bar. Thence North

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88 degrees 39' 25" East 127.97 feet to a set T-bar on the Western boundary line of W.Va. County Route 7. Thence with the Western boundary line of said road South 32 degrees 36' 07" East 148.37 feet to a railroad spike. Thence South 19 degrees 51' 47" East 29.65 feet to a railroad spike. Thence South 05 degrees 59' 53" East 27.57 feet to a railroad spike. Thence South 07 degrees 31' 53" West 54.18 feet to a railroad spike. Thence South 11 degrees 02' 57" West 49.77 feet to a railroad spike. Thence South 04 degrees 02' 39" West 52.10 feet to a railroad spike. Thence South 02 degrees 04' 17" East 23.33 feet to a set T-bar by a fence post, corner of M.A. Bean Oil Company. Thence with said oil company's lines and following a wire fence North 68 degrees 29' 05" West 109.91 feet to a set T- bar by a fence post. Thence South 85 degrees 52' 18" West 255.39 feet to a set T-bar on the Eastern boundary limits of the B&O Railroad Right-of-Way. Thence with the Eastern boundary limits of said railroad by arc distance 285.90 feet to a set T-bar. Thence South 85 degrees 20' 08" West 17.50 feet to a set T-bar. Thence continuing with said railroad by arc distance 81.42 feet to a set T-bar. Thence North 03 degrees 37' 36" East 95.02 feet to the BEGINNING, containing 3.6166 acres more or less as surveyed by Charles W. W. Stultz, Licensed Land Surveyor, Romney, West Virginia during May, 1977 as shown on a plat attached hereto and made a part of this description.

Being the same tract of land that was conveyed to Raygold Manufacturing Corporation from Alvin A. Goldhush, et ux by deed dated the 28th day of January, 1964, and is recorded in Deed Book 109, page 442 in the County Clerk's office in Hardy County, West Virginia.

TRACT III:

All that tract of land situated in the Town of Moorefield, Hardy County, West Virginia, bounded by West Virginia Route 7 (South Fork Road) on the North and Ea,qt, Raygold Manufacturing Corporation (82/327) on the West, and Boise Cascade Cabinets (109/442) on the South and is more particularly described as follows:

BEGINNING at a found T-bar three feet from the Northeast corner of a quonset type warehouse, a corner of Boise Cascade Cabinets' land. Thence with said company's line and running parallel with the North end of said warehouse North 85 degrees 45' 08" West 35.00 feet to a set rebar, corner of Raygold Manufacturing Corporation's land, said rebar being South 85 degrees 45' 08" East 85.07 feet from a found iron pin, another corner of Boise Cascade Cabinet's property. Thence with Raygold Manufacturing Corporation's line North 10 degrees 12' 39" East 77.41 feet to a found rebar by a post on the Southern edge of a sidewalk and West Virginia Route 7 (South Fork Road). Thence with the Southern edge of said sidewalk and the Southern edge of said road South 46 degrees 01' 48" East 153.70 feet to a set rebar by a post. Thence leaving said sidewalk and continuing with the Southern edge of said road South 31 degrees 32' 02" East 61.62 feet to a set railroad spike, a corner of Boise Cascade Cabinets' property. Thence leaving said road and with said company's lines South 88 degrees 39' 25" West 127.97 feet to a found T-bar three feet East of warehouse East side. Thence continuing with said

Loan Agreement: GBB.GBB.0066349

company's line and running parallel with said warehouse North 04 degrees 17' 58" East 83.70 feet to the BEGINNING, containing 11,801.9665 square feet (0.2709 acre) more or less as surveyed by Stultz & Associates, Inc., Romney, West Virginia, Charles W. W. Stultz. Licensed Land Surveyor, during March, 1979 and as shown on a plat attached hereto and made a part of this description .

Being the same tract of land that was conveyed to Boise Cascade Corporation from Lincoln and Nellie Cox by deed dated the 22nd day of December, 1978 and is recorded in Deed Book 154 at page 256 in the Office of the Clerk of the County Commission of Hardy County, West Virginia.

TRACT IV

A parcel of land in Moorefield Corporation, Hardy County, West Virginia between Railroad Street and County Route 7 at the east end of Central Avenue, more particularly described as follows:

Beginning at a point on the East bounds of the South Branch Valley Railroad (S.B.V.R.R.) right-of-way, 20 feet from centerline of tracts, set a steel reinforcing rod; thence N 87 degrees- 17'-30" E at 10.0 feet crossing a point corner to S.B.V.R.R. right-of-way and American Woodmark (161/410) continuing with American Woodmark and a fence in all 269.63 feet to a steel fence post; thence with said Woodmark for one line S 65 degrees-55'-43" E 107.51 feet with a fence to a steel road (found) at the base of a corner fence post, in the bounds of County Route 7, 20 feet from the centerline thence with the West bounds of County Route 7 for 4 lines S 06 degrees-12'-57'' E 53.38 feet to a point; thence S 14 degrees-27'-25'' E 73.34 feet to a point; thence S 17 degrees-43'-03" E 120.73 feet to a point; thence S 21 degrees-17'-4g" E 195.60 feet to a corner fence post, corner to Williams (107/484), thence with said Williams and fence for one line S 70 degrees-24'-12" W 138.15 feet to a point, set a steel reinforcing road in a fence a corner to Bean (177/32); thence with said Bean for one line N 20 degrees-0T-03" W 74.58 feet to an utility pole, a corner to Southern States (176/414); thence with said Southern States for 2 lines N 38 degrees-25'-15" W 157.25 feet to a steel reinforcing road; thence S 59 degrees-18'-40' W at about 77.6 feet crossing a railroad siding, in all 102.61 feet to a point in the East bounds of the S.B.V.R.R., 20 feet from centerline set a steel reinforcing rod; thence with the East bounds of the S.B.V.R.R. for 4 lines N 250 degrees-59'- 18" W 79.08 feet to a point; thence N 250 degrees-40'-38'' W 46.18 feet to a point; thence N 24 degrees-49'-32" W 63.36 feet to a point; thence N 220 degrees- 23'-25" W 58.73 fee to the beginning containing 2.56 acres, more or less, as surveyed December, 1983 by David O. Heishman, Licensed Land Surveyor, Moorefield, West Virginia, and a shown on a plat attached hereto and made a part of this description.

Being a portion of the land conveyed to William H. Bean by M.A. Bean Oil Company, Inc. by deed dated 20 August 1983 and recorded in the Office of the County Clerk of Hardy County in Deed Book 177 Page 32.

Loan Agreement: GBB.GBB.0066349

AMERICAN WOODMARK CORPORATION

AFE# DESCRIPTION SERIAL # ACQ DATE

99-206 Micro Gloss 60 degrees Sheen Meter 974036 Nov-99

99-206 Rhodes Hanging & Tow Cart

Finishing System Nov-99

99-206 Dynacycle RCO System-DCS-14-2 Nov-99

99-206 Finishing System Bldg Modification,

Electrical & Gas Line Installation Nov-99

99-206 Red Devil 5033 Paint Shaker 99IG0033 Nov-99

99-206 Langley EH-102 Power Lift M13628 Nov-99

99-206 Capitalized Interest-Finishing

Line Nov-99

99-206 PD-205 Rytec High Speed Rolling

Door Jan-00

00-044 100' x 100' VP Metal Bldg. Nov-99

00-044 Gravel Base Parking Lot Nov-99

00-044 SD1350-60 Ultra Filter Air Dryer 992/13195/

01 Nov-99

00-044 SSR-EP100 Intersoll Rand Air

Compressor CK1741U99

035 Nov-99

00-044 Mee Fost System Humidification 990255 Nov-99

00-044 Renznor RDF-2-120 LP Gas Air

Make Up Unit A4I172W3N Nov-99

SECURITY AGREEMENT

American Woodmark Corporation, with operations located at 117 South Fork Road, Moore field, West Virginia 26836, herein called "Debtor," and the West Virginia Economic Development Authority, herein called "Secured Party," agree as follows:

1. Debtor hereby grants to Secured Party a first lien security interest in all equipment, machinery and fixtures of Debtor whether now owned or hereafter acquired, located at or intended to be used by Debtor in the operation of or related to its business at 117 South Fork Road, Moorefield, West Virginia, more specifically described in Exhibit A hereto including without limitation the equipment, machinery and fixtures described in Exhibit B hereto, and all replacements and additions thereto and proceeds thereof.

2. Debtor warrants and agrees that:

a. Debtor shall pay Secured Party the sum of $1,000,000 evidenced by a Promissory Note of even date herewith and referred to in the Loan Agreement of even date herewith between the parties hereto, together with the interest and other obligations described in said Promissory Note and the Loan Agreement.

This Security Agreement shall, in addition to securing said sums due to Secured Party, secure all future advances made by Secured Party, to, or for the account of Debtor, including advances for loans, repairs to or maintenance of the collateral, and all reason able costs and expenses incurred in the collection of any such indebtedness.

b. The collateral covered hereby will be used primarily in Debtor's business located at the address mentioned above, unless Secured Party consents in writing to another use and will not be misused or abused, wasted or allowed to deteriorate, except for the ordinary wear and tear from its intended primary use.

c. Until this Security Agreement is terminated, the collateral will be insured against fire, theft, vandalism, malicious mischief, and other hazard in an amount and with policy or policies of insurance acceptable to Secured Party and payable to both Secured Party and Debtor, as their interest appear, and with the policies, or copies thereof, deposited with Secured Party, and such policy or policies shall

Security Agreement: GBBDBB.0066355

provide for not less than twenty (20) days written notice to Secured Party of the cancellation of such policy or policies.

d. The collateral will not be sold, transferred or disposed of or be subjected to any unpaid charges, including taxes, or to any subsequent interest of a third person created or suffered by Debtor voluntarily or involuntarily, unless Secured Party consents in advance in writing to such charge, transfer, disposition or subsequent interest except for sale or transfer of damaged, worn or obsolete equipment or the transfer of equipment the value of which is not to exceed $100,000.00 in the aggregate or which is otherwise replaced by the Debtor.

e. Debtor will sign and execute alone or with Secured Party any Financing Statements or documents or procure any documents and pay all costs necessary to protect the security interests under this Security Agreement against the rights or interests of a third party.

f. Debtor will reimburse Secured Party for any action to remedy a default which Secured Party elects pursuant to the terms hereof or under said Loan Agreement.

3. Until default hereunder, Debtor shall be entitled to the possession of the collateral and to use and enjoy the same.

4. Debtor shall be in default hereunder upon an Event of Default as set forth in said Loan Agreement or failure to pay any amount payable hereunder or under said Promissory Note within the time provided in said Promissory Note or upon failure to observe or perform any of Debtor's other agreements contained herein.

5. Upon Debtor's default, Secured Party may exercise its rights of enforcement under the Uniform Commercial Code in force in West Virginia, at the date of this Security Agreement and, in conjunction with, in addition to or in substitution for those rights, at the discretion of Secured Party, may enter upon Debtor's premises to take possession of, assemble, and collect the collateral or render it unusable, and may require Debtor to assemble the collateral and make it available at a place designated by Secured Party which is mutually convenient to allow Secured Party to take possession of or dispose of the collateral. Secured Party may waive any default or remedy any default in any reasonable manner without waiving the default remedy and without waiving any other prior or subsequent defaults. In the event of default by Debtor in his obligations to Secured Party and the

Security Agreement: GBB.GBB.0066355 2

repossession of the collateral by Secured Party, such Secured Party may sell and transfer the entire interest in and full and complete title to the collateral.

6. Debtor warrants that it has good title to the collateral described herein; that the same is free and clear from all liens and encumbrances.

7. All the collateral described herein is located in Hardy County, West Virginia, and will remain in said County until said Promissory Note is paid in full.

Dated this 31st day of January, 2001.

AMERICAN WOODMARK CORPORATION

By: Glenn Eanes

Its: Treasurer

WEST VIRGINIA ECONOMIC DEVELOPMENT AUTHORITY

By: Robin Greathouse

Its: Loan Officer

Security Agreement: GBB.GBB.0066355 3

EXHIBIT A

Description of the Property

TRACT I

All that tract of land situated in the Town of Moorefield, Hardy County, West Virginia, bounded by West Virginia County Route 7 on the West, an unpaved street on the North and East, the lands of Allen Rexrode (134/345) on the South and is more particularly described as follows:

BEGINNING at a T-bar set on the Eastern boundary line of West Virginia County Route 7, also a corner of Rexrode. Thence with the Eastern boundary line of said road North 04 degrees 02' 39" East 32.01 feet to a set T-bar. Thence continuing with said road North 11 degrees 02' 57" East 48.54 feet to a set railroad spike Thence North 07 degrees 31' 53" East 60.16 feet to a set railroad spike. Thence North 05 degrees 59' 53" West 37.17 feet to a set railroad spike. Thence North 19 degrees 51' 47" West 38.98 feet to a set railroad spike. Thence North 32 degrees 36' 09" West 30.51 feet to a set railroad spike on the Eastern boundary line of aforesaid road and on the South side of an unpaved street. Thence crossing said street South 83 degrees 45' 29" East 293.09 feet to a set T-bar at the intersection of two unpaved streets. Thence with the West side of said street South 06 degrees 27' 45" West 240.00 feet to a set T- bar, a corner of Rexrode. Thence with Rexrode's line North 82 degrees 45' 29" West 252.22 feet to the BEGINNING, containing 1.4002 acres as surveyed by Charles W. W. Stultz, Licensed Land Surveyor, Romney, West Virginia on June 8, 1977 as shown on a plat attached hereto and made a part of this description.

Being the same parcel of land that was conveyed to Raygold Manufacturing Corporation from Betty Baker, et als by deed dated 2nd day of March, 1970 and is recorded in Deed Book 123, page 47 in the County Clerk's Office of Hardy County, West Virginia.

TRACT II

All that tract of land situated in the Town of Moorefield, Hardy County, West Virgina, near the Town Limit, bounded by W.Va. County Route 7 on the East, the lands of M.A. Bean Oil Company (W.B. 17, page 186) on the South, the B&O Railroad on the West, the lands of Raygold Manufacturing Corporation (formerly Murlin Crites, 82/327) and Lincoln Cox (100/363) on the North and is more particularly described as follows:

BEGINNING at an iron pin on the Eastern boundary limit of the B&O Railroad Right-Of-Way and corner to Raygold Manufacturing Corporation. Thence with said corporation's lines South 07 degrees 56' 40" East 59.39 feet to an iron pin. Thence North 04 degrees 20' 15" East 81.91 feet to an iron pin. Thence South 85 degrees 42' 12" East 107.27 feet to an iron pin. Thence South 04 degrees 22' 53" West 40.95 feet to an iron pin. Thence with said corporation's line and continuing with Cox's line

South 85 degrees 45'

Security Agreement: GBB.GBB.0066355

06" East 120.07 feet to a set T-bar. Thence with Cox's lines South 04 degrees 17' 58" West 83.70 feet to a set T-bar. Thence North 88 degrees 39' 25" East 127.97 feet to a set T-bar on the Western boundary line of W.Va. County Route 7. Thence with the Western boundary line of said road South 32 degrees 36' 07" East 148.37 feet to a railroad spike. Thence South 19 degrees 51' 47" East 29.65 feet to a railroad spike. Thence South 05 degrees 59' 53" East 27.57 feet to a railroad spike. Thence South 07 degrees 31' 53" West 54.18 feet to a railroad spike. Thence South 11 degrees 02' 57" West 49.77 feet to a railroad spike. Thence South 04 degrees 02' 39" West 52.10 feet to a railroad spike. Thence South 02 degrees 04' 17" East 23.33 feet to a set T-bar by a fence post, corner of M.A. Bean Oil Company. Thence with said oil company's lines and following a wire fence North 68 degrees 29' 05" West 109.91 feet to a set T-bar by a fence post. Thence South 85 degrees 52' 18" West 255.39 feet to a set T- bar on the Eastern boundary limits of the B&O Railroad Right-of-Way. Thence with the Eastern boundary limits of said railroad by arc distance 285.90 feet to a set T-bar. Thence South 85 degrees 20' 08" West 17.50 feet to a set T-bar. Thence continuing with said railroad by arc distance 81.42 feet to a set T-bar. Thence North 03 degrees 37' 36" East 95.02 feet to the BEGINNING, containing 3.6166 acres more or less as surveyed by Charles W. W. Stultz, Licensed Land Surveyor, Romney, West Virginia during May, 1977 as shown on a plat attached hereto and made a part of this description.

Being the same tract of land that was conveyed to Raygold Manufacturing Corporation from Alvin A. Goldhush, et ux by deed dated the 28th day of January, 1964, and is recorded in Deed Book 109, page 442 in the County Clerk's office in Hardy County, West Virginia.

TRACT III:

All that tract of land situated in the Town of Moorefield, Hardy County, West Virginia, bounded by West Virginia Route 7 (South Fork Road) on the North and East, Raygold Manufacturing Corporation (82/327) on the West, and Boise Cascade Cabinets (109/4-42) on the South and is more particularly described as follows:

BEGINNING at a found T-bar three feet from the Northeast corner of a quonset type warehouse, a corner of Boise Cascade Cabinets' land. Thence with said company's line and running parallel with the North end of said warehouse North 85 degrees 45' 08" West 35.00 feet to a set rebar, corner of Raygold Manufacturing Corporation's land, said rebar being South 85 degrees 45~ 08" East 85.07 feet from a found iron pin, another corner of Boise Cascade Cabinet's property. Thence with Raygold Manufacturing Corporation's line North 10 degrees 12' 39" East 77.41 feet to a found rebar by a post on the Southern edge of a sidewalk and West Virginia Route 7 (South Fork Road). Thence with the Southern edge of said sidewalk and the Southern edge of said road South 46 degrees 01' 48" East 153.70 feet to a set rebar by a post. Thence leaving said sidewalk and continuing with the Southern edge of said road South 31 degrees 32' 02" East 61.62 feet to a

Security Agreement: GBB.GBB.0066355

set railroad spike, a corner of Boise Cascade Cabinets' property. Thence leaving said road and with said company's lines South 88 degrees 39' 25" West 127.97 feet to a found T-bar three feet East of warehouse East side. Thence continuing with said company's line and running parallel with said warehouse North 04 degrees 17' 58" East 83.70 feet to the BEGINNING, containing 11,801.9665 square feet (0.2709 acre) more or less as surveyed by Stultz & Associates, Inc., Romney, West Virginia, Charles W. Stultz, Licensed Land Surveyor, during March, 1979 and as shown on a plat attached hereto and made a part of this description.

Being the same tract of land that was conveyed to Boise Cascade Corporation from Lincoln and Nellie Cox by deed dated the 22nd day of December, 1978 and is recorded in Deed Book 154 at page 256 in the Office of the Clerk of the County Commission of Hardy County, West Virginia.

TRACT IV

A parcel of land in Moorefield Corporation, Hardy County, West Virginia between Railroad Street and County Route 7 at the east end of Central Avenue, more particularly described as follows:

Beginning at a point on the East bounds of the South Branch Valley Railroad (S.B.V.R.R.) fight-of-way, 20 feet from centerline of tracts, set a steel reinforcing rod; thence N 87 degrees-17'-30" E at l 0.0 feet crossing a point corner to S.B.V.R.R. right-of-way and American Woodmark (161/410) continuing with American Woodmark and a fence in all 269.63 feet to a steel fence post; thence with said Woodmark for one line S 65 degrees-55'-43" E 107.51 feet with a fence to a steel road (found) at the base of a corner fence post, in the bounds of County Route 7, 20 feet from the centerline thence with the West bounds of County Route 7 for 4 lines S 06"-12'-57" E 53.38 feet to a point; thence S 14 degrees-27'-25'' E 73.34 feet to a point; thence S 17 degrees-43'-03" E 120.73 feet to a point; thence S 21 degrees-17'-48'' E 195.60 feet to a corner fence post, corner to Williams (107/484), thence with said Williams and fence for one line S 70 degrees-24'-12'' W 138.15 feet to a point, set a steel reinforcing road in a fence a corner to Bean (177/32); thence with said Bean for one line N 200 degrees-03'-03'. W 74.58 feet to an utility pole, a corner to Southern States (176/414); thence with said Southern States for 2 lines N 38 degrees-25'-15" W 157.25 feet to a steel reinforcing road; thence S 59"-18'-40" W at about 77.6 feet crossing a railroad siding, in all 102.61 feet to a point in the East bounds of the S.B.V.R.R., 20 feet from centerline set a steel reinforcing rod; thence with the East bounds of the S.B .V.R.R. for 4 lines N 25 degrees-59'- 18" W 79.08 feet to a point; thence N 250 degrees-40'-38" W 46.18 feet to a point; thence N 24 degrees- 49'-32'' W 63.36 feet to a point; thence N 22 degrees-23'- 25" W 58.73 fee to the beginning containing 2.56 acres, more or less, as surveyed December, 1983 by David O. Heishman, Licensed Land Surveyor, Moorefield, West Virginia, and a shown on a plat attached hereto and made a part of this description.

Security Agreement: GBB.GBB.0066355

Being a portion of the land conveyed to William H. Bean by M.A. Bean Oil Company, Inc. by deed dated 20 August 1983 and recorded in the Office of the County Clerk of Hardy County in Deed Book 177 Page 32.

Security Agreement: GBB.GBB.0066355

AMERICAN WOODMARK CORPORATION

AFE# DESCRIPTION SERIAL# ACQ DATE

99-206 Micro Gloss 60 degrees Sheen Meter 974036 Nov-99

99-206 Rhodes Hanging & Tow Cart

Finishing System Nov-99

99-206 Dynacycle RCO System-DCS-14-2 Nov-99

99-206 Finishing System Bldg Modification,

Electrical & Gas Line Installation Nov-99

99-206 Red Devil 5033 Paint Shaker 99IG0033 Nov-99

99-206 Langley EH-102 Power Lift M13628 Nov-99

99-206 Capitalized Interest-Finishing

Line Nov-99

99-206 PD-205 Rytec High Speed Rolling

Door Jan-00

00-044 100' x 100' VP Metal Bldg. Nov-99

00-044 Gravel Base Parking Lot Nov-99

00-044 SD1350-60 Ultra Filter Air Dryer 992/13195/

01 Nov-99

00-044 SSR-EP100 Intersoll Rand Air

Compressor CK1741U99

035 Nov-99

00-044 Mee Fost System Humidification 990255 Nov-99

00-044 Renznor RDF-2-120 LP Gas Air

Make Up Unit A4I172W3N Nov-99

STATE OF WEST VIRGINIA

UNIFORM COMMERCIAL CODE--FINANCING STATEMENT--FORM UCC-1

INSTRUCTIONS 12602

1. PLEASE TYPE this form. Fold only along perforation for mailing.

2. Remove Secured Party and Debtor copies (last two sheets) and send other 3 copies with interleaved carbon paper to the filing officer.

3. When filing is to be with more than one office, Form UCC-2 may be placed over this set to avoid double typing. Type on last line all offices in which statement is filed.

4. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets, preferably 5"x8" or 8"x10". Only one copy of such additional sheets need be presented to the filing officer with a set of three copies of the financing statement. Long schedules of collateral, indentures, etc., may be on any size paper that is convenient of the secured party.

5. If collateral is crops or goods which are or are to become fixtures, describe generally the real estate and give name of record owner.

6. When a copy of the security agreement is used as a financing statement. It is requested that it be accompanied by a completed but unsigned set of these forms.

7. At the time of original filing, filing officer should return third copy as an acknowledgement. At a later time, secured party may date and sign Termination Legend and use third copy as a Termination Statement.

This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code:

1. Debtor(s)(Last Name First) and address(es)

American Woodmark Corporation

3102 Shawnee Drive

P. O. Box 1980

Winchester, VA 22601

2. Secured Party(ies) and address(es)

West Virginia Economic

Development Authority

1018 Kanawha Blvd., East

Suite 501

Charleston, WV 25301

3. Maturity date (if any):

For Filing Officer (Date, Time, Number, and Filing Office)

4. This financing statement covers the following types (or items) of property:

All equipment, machinery and fixtures, and all replacements thereto and proceeds therefrom located at or intended to be utilized by Debtor in or otherwise related to the operation of its business located at 117 South Fork Road, Moorefield, West Virginia and more specifically described in Exhibit A attached hereto as a part hereof and including without limitation the equipment described on Exhibit B attached hereto and made a part hereof.

ASSIGNEE OF SECURED PARTY

Check X if covered: X Proceeds of Collateral are also covered

Products of Collateral are also covered

No. of additional Sheets presented:

Filed with:

AMERICAN WOODMARK CORPORATION

By: Glenn Eanes

Signature(s) of Debtor(s)

WEST VIRGINIA ECONOMIC DEVELOPMENT AUTHORITY

By: Robin L. Greathouse, Loan Officer

Signature(s) of Secured Party(ies)

(Form approved by Secretary of State of West Virginia)

FILING OFFICER COPY--ALPHABETICAL

EXHIBIT A

Description of the Property

TRACT I

All that tract of land situated in the Town of Moorefield, Hardy County, West Virginia, bounded by West Virginia County Route 7 on the West, an unpaved street on the North and East, the lands of Allen Rexrode (134/345) on the South and is more particularly described as follows:

BEGINNING at a T-bar set on the Eastern boundary line of West Virginia County Route 7, also a corner of Rexrode. Thence with the Eastern boundary line of s aid road North 04 degrees 02' 39" East 32.01 feet to a set T-bar. Thence continuing with said road North 11 degrees 02' 57" East 48.54 feet to a set railroad spike. Thence North 07 degrees 31' 53" East 60.16 feet to a set railroad spike. Thence North 05 degrees 59' 53' West 37.17 feet to a set railroad spike. Thence North 19 degrees 51'47" West 38 98 feet to a set railroad spike. Thence North 32 degrees 36' 09" West 30.51 feet to a set railroad spike on the Eastern boundary line of aforesaid road and on the South side of an unpaved street. Thence crossing said street South 83 degrees 45' 29" East 293.09 feet to a set T-bar at the intersection of two unpaved streets. Thence with the West side of said street South 06 degrees 27' 45" West 240.00 feet to a set T-bar. a corner of Rexrode. Thence with Rexrode's line North 82 degrees 45' 29" West 252.22 feet to the BEGINNING, containing 1.4002 acres as surveyed by Charles W. W. Stultz, Licensed Land Surveyor, Romney, West Virginia on June 8, 1977 as shown on a plat attached hereto and made a part of this description.

Being the same parcel of land that was conveyed to Raygold Manufacturing Corporation from Betty Baker, et als by deed dated 2nd day of March, 1970 and is recorded in Deed Book 123, page 47 in the County Clerk's Office of Hardy County, West Virginia.

TRACT I1

All that tract of land situated in the Town of Moorefield, Hardy County, West Virginia, near the Town Limit, bounded by W.Va. County Route 7 on the East. the lands of M.A. Bean Oil Company (W.B. 17, page 186) on the South, the B&O Railroad on the West, the lands of Raygold Manufacturing Corporation (formerly Mudin Crites, 82/327) and Lincoln Cox (100/363) on the North and is more particularly described as follows:

BEGINNING at an iron pin on the Eastern boundary limit of the B&O Railroad Right-Of-Way and corner to Raygold Manufacturing Corporation. Thence with said corporation's lines South 07 degrees 56' 40" East 59.39 feet to an iron pin. Thence North 04 degrees 20' 15" East 81.91 feet to an iron pin. Thence South 85 degrees 42' 12" East 107.27 feet to an iron pin. Thence South 04 degrees 22' 53" West 40.95 feet to an iron pin. Thence with said corporation's line and continuing with Cox's line South 85 degrees 45' 06" East 120.07 feet to a set T-bar. Thence with Cox's lines South 04 degrees 17' 58" West 83.70 feet to a set T-bar. Thence North 88 degrees 39' 25" East 127.97 feet to a set T-bar on the Western boundary line of W.Va. County Route 7. Thence with the Western boundary line of said road South 320 degrees 36' 07' East 148.37 feet to a railroad spike. Thence South 19 degrees 51' 47" East 29.65 feet to a railroad spike. Thence South 05 degrees 59' 53" East 27.57 feet to a railroad spike. Thence South 07 degrees 31' 53" West 54.18 feet to a railroad spike. Thence South 11 degrees 02' 57" West 49.77 feet to a railroad spike. Thence South 04 degrees 02' 39" West 52.10 feet to a railroad spike. Thence South 02 degrees 04' 17" East 23.33 feet to a set T-bar by a fence post, corner of M.A. Bean Oil Company. Thence with said oil company's lines and following a wire fence North 68 degrees 29' 05" West 109.91 feet to a set T-bar by a fence post. Thence South 85 degrees 52' 18" West 255.39 feet to a set T-bar on the Eastern boundary limits of the B&O Railroad Right-of-Way. Thence with the Eastern boundary limits of said railroad by arc distance 285.90 feet to a set T-bar. Thence South 85 degrees 20' 08" West 17.50 feet to a set T-bar. Thence continuing with said railroad by arc distance 81.42 feet to a set T-bar. Thence North 03 degrees 37' 36" East 95.02 feet to the BEGINNING, containing 3.6166 acres more or less as surveyed by Charles W. W. Stultz, Licensed Land Surveyor, Romney, West Virginia during May, 1977 as shown on a plat attached hereto and made a part of this description.

Being the same tract of land that was conveyed to Raygold Manufacturing Corporation from Alvin A. Goldhush, et ux by deed dated the 28th day of January, 1964. and is recorded in Deed Book 109, page 442 in the County Clerk's office in Hardy County, West Virginia.

TRACT III:

All that tract of land situated in the Town of Moorefield, Hardy County, West Virginia, bounded by West Virginia Route 7 (South Fork Road) on the North and East. Raygold Manufacturing Corporation (82/327) on the West, and Boise Cascade Cabinets (109/442) on the South and is more particularly described as follows:

BEGINNING at a found T-bar three feet from the Northeast corner of a quonset type warehouse, a corner of Boise Cascade Cabinets' land. Thence with said company's line and running parallel with the North end of said warehouse North 85 degrees 45' 08" West 35.00 feet to a set rebar, corner of Raygold Manufacturing Corporation's land, said rebar being South 85 degrees 45'08" East 85.07 feet from a found iron pin, another corner of Boise Cascade Cabinet's property. Thence with Raygold Manufacturing Corporation's line North 10 degrees 12' 39" East 77.41 feet to a found rebar by a post on the Southern edge of a sidewalk and West Virginia Route 7 (South Fork Road). Thence with the Southern edge of said sidewalk and the Southern edge of said road South 46 degrees 01' 48" East 153.70 feet to a set rebar by a post. Thence leaving said sidewalk and continuing with the Southern edge of said road South 31 degrees 32' 02" East 61.62 feet to a set railroad spike, a corner of Boise Cascade Cabinets' property. Thence leaving said road and with said company's lines South 88 degrees 39' 25" West 127.97 feet to a found T-bar three feet East of warehouse East side. Thence continuing with said company's line and running parallel with said warehouse North 04 degrees 17' 58" East 83.70 feet to the BEGINNING, containing 11,801.9665 square feet (0.2709 acre) more or less as surveyed by Stultz & Associates, Inc., Romney, West Virginia, Charles W. Stultz, Licensed Land Surveyor, during March, 1979 and as shown on a plat attached hereto and made a part of this description.

Being the same tract of land that was conveyed to Boise Cascade Corporation from Lincoln and Nellie Cox by deed dated the 22nd day of December, 1978 and is recorded in Deed Book 154 at page 256 in the Office of the Clerk of the County Commission of Hardy County, West Virginia.

TRACT IV

A parcel of land in Moorefield Corporation, Hardy County, West Virginia between Railroad Street and County Route 7 at the east end of Central Avenue, more particularly described as follows:

Beginning at a point on the East bounds of the South Branch Valley Railroad (S.B.V.R.R.) right-of-way, 20 feet from centerline of tracts, set a steel reinforcing rod; thence N 87 degrees-17'-30" E at I0.0 feet crossing a point corner to S.B.V.R.R. right-of-way and American Woodmark (161/410) continuing with American Woodmark and a fence in all 269.63 feet to a steel fence post; thence with said Woodmark for one line S 650 degrees-55.-43' E 107.51 feet with a fence to a steel road (found) at the base of a corner fence post, in the bounds of County Route 7, 20 feet from the centerline thence with the West bounds of County Route 7 for 4 lines S 06 degrees-12'-57'. E 53.38 feet to a point; thence S 14 degrees-27'-25" E 73.34 feet to a point; thence S 17 degrees-43'-03" E 120.73 feet to a point; thence S 21 degrees-17'-48" E 195.60 feet to a corner fence post, corner to Williams (107/484), thence with said Williams and fence for one line S 70 degrees-24'-12' W 138.15 feet to a point, set a steel reinforcing road in a fence a corner to Bean (177/32); thence with said Bean for one line N 20 degrees-03'-03" W 74.58 feet to an utility pole, a corner to Southern States (176/414); thence with said Southern States for 2 lines N 38 degrees-25'-15" W 157.25 feet to a steel reinforcing road; thence S 59 degrees-18'40" W at about 77.6 feet crossing a railroad siding, in all 102.61 feet to a point in the East bounds of the S.B.V.R.R., 20 feet from centerline set a steel reinforcing rod; thence with the East bounds of the S.B.V.R.R for 4 lines N 25 degrees-59'-18" W 79.08 feet to a point; thence N 250 degrees-40'-38". W 46.18 feet to a point; thence N 240 degrees- 49'-32" W 63.36 feet to a point; thence N 22 degrees-23'- 25" W 58.73 fee to the beginning containing 2.56 acres, more or less, as surveyed December, 1983 by David O. Heishman, Licensed Land Surveyor, Moorefield, West Virginia, and a shown on a plat attached hereto and made a part of this description.

Being a portion of the land conveyed to William H. Bean by M.A. Bean Oil Company, Inc. by deed dated 20 August 1983 and recorded in the Office of the County Clerk of Hardy County in Deed Book 177 Page 32.

AMERICAN WOODMARK CORPORATION

AFE# DESCRIPTION SERIAL# ACQ DATE

99-206 Micro Gloss 60 degrees Sheen Meter 974036 Nov-99

99-206 Rhodes Hanging & Tow Cart

Finishing System Nov-99

99-206 Dynacycle RCO System-DCS-14-2 Nov-99

99-206 Finishing System Bldg Modification,

Electrical & Gas Line Installation Nov-99

99-206 Red Devil 5033 Paint Shaker 99IG0033 Nov-99

99-206 Langley EH-102 Power Lift M13628 Nov-99

99-206 Capitalized Interest-Finishing

Line Nov-99

99-206 PD-205 Rytec High Speed Rolling

Door Jan-00

00-044 100' x 100' VP Metal Bldg. Nov-99

00-044 Gravel Base Parking Lot Nov-99

00-044 SD1350-60 Ultra Filter Air Dryer 992/13195/

01 Nov-99

00-044 SSR-EP100 Intersoll Rand Air

Compressor CK1741U99

035 Nov-99

00-044 Mee Fost System Humidification 990255 Nov-99

00-044 Renznor RDF-2-120 LP Gas Air

Make Up Unit A4I172W3N Nov-99

AMERICAN WOODMARK CORPORATION

CERTIFICATE OF CORPORATE SECRETARY

The undersigned, Kent B. Guichard, Secretary of American Woodmark Corporation (the "Corporation"), hereby certifies in accordance with the Loan Agreement (the "Loan Agreement") (except as otherwise provided herein, capitalized terms used herein shall have the meaning ascribed to them in the Loan Agreement) dated as of January 31 2001, between the West Virginia Economic Development

Authority (the "WVEDA") and the Corporation as follows:

1. The Loan Documents executed by the Corporation have been duly authorized by all necessary action on the part of the Corporation. Attached hereto as Exhibit A is a true and correct copy of the Borrowing Resolutions duly adopted by the Board of Directors of the Corporation by unanimous written consent. Such Borrowing Resolutions do not contravene any provisions of the articles of incorporation or bylaws of the Corporation or other governing instrument, and the Resolutions have not been amended, modified or rescinded and are in full force and effect as of the date hereof.

2. Each of the persons named below is a duly appointed, qualified and acting officer of the Corporation, holding the office set forth opposite his/her name:

William F. Brandt, Jr. Chairman of the Board

James J. Gosa President and Chief Executive Officer

Kent B. Guichard Vice President and Chief Financial Officer

Kent B. Guichard Secretary

Glenn Eanes Treasurer

3. Attached hereto as Exhibit B is a Certificate of Good Standing from the State of Virginia confirming that the Certificate of Incorporation has not been revoked and is in full force and effect.

4. Attached hereto as Exhibit C is a Certificate of Good Standing from the State of West Virginia confirming that the Corporation is qualified to do business and is in good standing in the State of West Virginia.

Dated: 1/31, 2001.

Kent Guichard

Secretary

GBB.GBB.0067030

Exhibit A

AMERICAN WOODMARK CORPORATION

UNANIMOUS CONSENT OF DIRECTORS IN LIEU OF MEETING

The undersigned, being all of the directors of American Woodmark Corporation, a Virginia corporation (the "Corporation"). acting pursuant to Va. Code Ann. Section 13.1-685, do hereby consent to the following effective as of May 31,2000:

RESOLVED, that this Corporation borrow from the West Virginia Economic Development Authority up to $1,000,000 upon the terms outlined in the letter dated September 7, 1999 from David A. Warner to Glenn Eanes.

FURTHER RESOLVED, that this Corporation execute any Loan Agreement, Promissory Note, Deed of Trust and Fixture Filing, Security Agreement, Certificate, UCC Financing Statement or other document as may be necessary or desirable to close such loan.

FURTHER RESOLVED, that the President, Senior Vice President, Finance or Treasurer is authorized to execute on behalf of the Corporation any or all of such documents.

This Consent may be executed in counterparts, all of which shall be read together as one Consent.

Dated:

6/16 ,2000 William F. Brandt, Jr.

,2000 James Jake Gosa

,2000 Kent Guichard

,2000 C. Anthony Wainwright

,2000 Daniel T. Carroll

,2000 Martha M. Dally

,2000 Fred S. Grunewald

,2000 Albert L. Prillaman

,2000 Kent J. Hussey

Exhibit A

AMERICAN WOODMARK CORPORATION

UNANIMOUS CONSENT OF DIRECTORS IN LIEU OF MEETING

The undersigned, being all of the directors of American Woodmark Corporation, a Virginia corporation (the "Corporation"), acting pursuant to Va. Code Ann. Section 13.1-685, do hereby consent to the following effective as of May 31,2000:

RESOLVED, that this Corporation borrow from the West Virginia Economic Development Authority up to $1,000,000 upon the terms outlined in the letter dated September 7, 1999 from David A. Warner to Glenn Eanes.

FURTHER RESOLVED, that this Corporation execute any Loan Agreement, Promissory Note, Deed of Trust and Fixture Filing, Security Agreement, Certificate, UCC Financing Statement or other document as may be necessary or desirable to close such loan.

FURTHER RESOLVED, that the President, Senior Vice President, Finance or Treasurer is authorized to execute on behalf of the Corporation any or all of such documents.

This Consent may be executed in counterparts, all of which shall be read together as one Consent.

Dated:

,2000 William F. Brandt, Jr.

6/15 ,2000 James Jake Gosa

,2000 Kent Guichard

,2000 C. Anthony Wainwright

,2000 Daniel T. Carroll

,2000 Martha M. Dally

,2000 Fred S. Grunewald

,2000 Albert L. Prillaman

,2000 Kent J. Hussey

Exhibit A

AMERICAN WOODMARK CORPORATION

UNANIMOUS CONSENT OF DIRECTORS IN LIEU OF MEETING

The undersigned, being all of the directors of American Woodmark Corporation, a Virginia corporation (the "Corporation"), acting pursuant to Va. Code Ann. Section 13.1-685, do hereby consent to the following effective as of May 31, 2000:

RESOLVED, that this Corporation borrow from the West Virginia Economic Development Authority up to $1,000,000 upon the terms outlined in the letter dated September 7, 1999 from David A. Warner to Glenn Eanes.

FURTHER RESOLVED, that this Corporation execute any Loan Agreement, Promissory Note, Deed of Trust and Fixture Filing, Security Agreement, Certificate, UCC Financing Statement or other document as may be necessary or desirable to close such loan.

FURTHER RESOLVED, that the President, Senior Vice President, Finance or Treasurer is authorized to execute on behalf of the Corporation any or all of such documents.

This Consent may be executed in counterparts, all of which shall be read together as one Consent.

Dated:

,2000 William F. Brandt, Jr.

,2000 James Jake Gosa

,2000 Kent Guichard

,2000 C. Anthony Wainwright

,2000 Daniel T. Carroll

,2000 Martha M. Dally

,2000 Fred S. Grunewald

,2000 Albert L. Prillaman

,2000 Kent J. Hussey

Exhibit A

AMERICAN WOODMARK CORPORATEION

UNANIMOUS CONSENT OF DIRECTORS IN LIEU OF MEETING

The undersigned, being all of the directors of American Woodmark Corporation, a Virginia corporation (the "Corporation"), acting pursuant to Va. Code Ann. Section 13.1-685 do hereby consent to the following effective as of May 31, 2000:

RESOLVED, that this Corporation borrow from the West Virginia Economic Development Authority up to $1,000,000 upon the terms outlined in the letter dated September 7, 1999 from David A. Warner to Glenn Eanes.

FURTHER RESOLVED, that this Corporation execute any Loan Agreement Promissory Note, Deed of Trust and Fixture Filing, Security Agreement, Certificate, UCC Financing Statement or other document as may be necessary or desirable to close such loan.

FURTHER RESOLVED, that the President, Senior Vice President, Finance or Treasurer is authorized to execute on behalf of the Corporation any or all of such documents.

This consent may be executed in counterparts, all of which shall be read together as one Consent.

,2000 William F. Brandt, Jr.

,2000 James Jake Gosa

,2000 Kent Guichard

June15,2000 C. Anthony Wainwright

,2000 Daniel T. Carroll

,2000 Martha M. Dally

,2000 Fred S. Grunewald

,2000 Albert L. Prillaman

,2000 Kent J. Hussey

Exhibit A

AMERICAN WOODMARK CORPORATION

UNANIMOUS CONSENT OF DIRECTORS IN LIEU OF MEETING

The undersigned, being all of the directors of American Woodmark Corporation, a Virginia corporation (the "Corporation"), acting pursuant to Va. Code Ann. Section 13.1-685 do hereby consent to the following effective as of May 31, 2000:

RESOLVED, that this Corporation borrow from the West Virginia Economic Development Authority up to $1,000,000 upon the terms outlined in the letter dated September 7, 1999 from David A. Warner to Glenn Eanes.

FURTHER RESOLVED, that this Corporation execute any Loan Agreement Promissory Note, Deed of Trust and Fixture Filing, Security Agreement, Certificate, UCC Financing Statement or other document as may be necessary or desirable to close such loan.

FURTHER RESOLVED, that the President, Senior Vice President, Finance or Treasurer is authorized to execute on behalf of the Corporation any or all of such documents.

This consent may be executed in counterparts, all of which shall be read together as one Consent.

,2000 William F. Brandt, Jr.

,2000 James Jake Gosa

,2000 Kent Guichard

,2000 C. Anthony Wainwright

,2000 Daniel T. Carroll

,2000 Martha M. Dally

,2000 Fred S. Grunewald

,2000 Albert L. Prillaman

,2000 Kent J. Hussey

Exhibit A

AMERICAN WOODMARK CORPORATION

UNANIMOUS CONSENT OF DIRECTORS IN LIEU OF MEETING

The undersigned, being all of the directors of American Woodmark Corporation, a Virginia corporation (the "Corporation"), acting pursuant to Va. Code Ann. Section 13.1-685 do hereby consent to the following effective as of May 31, 2000:

RESOLVED, that this Corporation borrow from the West Virginia Economic Development Authority up to $1,000,000 upon the terms outlined in the letter dated September 7, 1999 from David A. Warner to Glenn Eanes.

FURTHER RESOLVED, that this Corporation execute any Loan Agreement Promissory Note, Deed of Trust and Fixture Filing, Security Agreement, Certificate, UCC Financing Statement or other document as may be necessary or desirable to close such loan.

FURTHER RESOLVED, that the President, Senior Vice President, Finance or Treasurer is authorized to execute on behalf of the Corporation any or all of such documents.

This consent may be executed in counterparts, all of which shall be read together as one Consent.

,2000 William F. Brandt, Jr.

,2000 James Jake Gosa

,2000 Kent Guichard

,2000 C. Anthony Wainwright

,2000 Daniel T. Carroll

16June,2000 Martha M. Dally

,2000 Fred S. Grunewald

,2000 Albert L. Prillaman

,2000 Kent J. Hussey

Exhibit A

AMERICAN WOODMARK CORPORATION

UNANIMOUS CONSENT OF DIRECTORS IN LIEU OF MEETING

The undersigned, being all of the directors of American Woodmark Corporation, a Virginia corporation (the "Corporation"), acting pursuant to Va. Code Ann. Section 13.1-685 do hereby consent to the following effective as of May 31, 2000:

RESOLVED, that this Corporation borrow from the West Virginia Economic Development Authority up to $1,000,000 upon the terms outlined in the letter dated September 7, 1999 from David A. Warner to Glenn Eanes.

FURTHER RESOLVED, that this Corporation execute any Loan Agreement Promissory Note, Deed of Trust and Fixture Filing, Security Agreement, Certificate, UCC Financing Statement or other document as may be necessary or desirable to close such loan.

FURTHER RESOLVED, that the President, Senior Vice President, Finance or Treasurer is authorized to execute on behalf of the Corporation any or all of such documents.

This consent may be executed in counterparts, all of which shall be read together as one Consent.

,2000 William F. Brandt, Jr.

,2000 James Jake Gosa

,2000 Kent Guichard

,2000 C. Anthony Wainwright

,2000 Daniel T. Carroll

,2000 Martha M. Dally

,2000 Fred S. Grunewald

,2000 Albert L. Prillaman

,2000 Kent J. Hussey

Exhibit A

AMERICAN WOODMARK CORPORATION

UNANIMOUS CONSENT OF DIRECTORS IN LIEU OF MEETING

The undersigned, being all of the directors of American Woodmark Corporation, a Virginia corporation (the "Corporation"), acting pursuant to Va. Code Ann. Section 13.1-685 do hereby consent to the following effective as of May 31, 2000:

RESOLVED, that this Corporation borrow from the West Virginia Economic Development Authority up to $1,000,000 upon the terms outlined in the letter dated September 7, 1999 from David A. Warner to Glenn Eanes.

FURTHER RESOLVED, that this Corporation execute any Loan Agreement Promissory Note, Deed of Trust and Fixture Filing, Security Agreement, Certificate, UCC Financing Statement or other document as may be necessary or desirable to close such loan.

FURTHER RESOLVED, that the President, Senior Vice President, Finance or Treasurer is authorized to execute on behalf of the Corporation any or all of such documents.

This consent may be executed in counterparts, all of which shall be read together as one Consent.

,2000 William F. Brandt, Jr.

,2000 James Jake Gosa

,2000 Kent Guichard

,2000 C. Anthony Wainwright

,2000 Daniel T. Carroll

,2000 Martha M. Dally

,2000 Fred S. Grunewald

June15,2000 Albert L. Prillaman

,2000 Kent J. Hussey

Exhibit A

AMERICAN WOODMARK CORPORATION

UNANIMOUS CONSENT OF DIRECTORS IN LIEU OF MEETING

The undersigned, being all of the directors of American Woodmark Corporation, a Virginia corporation (the "Corporation"), acting pursuant to Va. Code Ann. Section 13.1-685 do hereby consent to the following effective as of May 31, 2000:

RESOLVED, that this Corporation borrow from the West Virginia Economic Development Authority up to $1,000,000 upon the terms outlined in the letter dated September 7, 1999 from David A. Warner to Glenn Eanes.

FURTHER RESOLVED, that this Corporation execute any Loan Agreement Promissory Note, Deed of Trust and Fixture Filing, Security Agreement, Certificate, UCC Financing Statement or other document as may be necessary or desirable to close such loan.

FURTHER RESOLVED, that the President, Senior Vice President, Finance or Treasurer is authorized to execute on behalf of the Corporation any or all of such documents.

This consent may be executed in counterparts, all of which shall be read together as one Consent.

,2000 William F. Brandt, Jr.

,2000 James Jake Gosa

,2000 Kent Guichard

,2000 C. Anthony Wainwright

,2000 Daniel T. Carroll

,2000 Martha M. Dally

,2000 Fred S. Grunewald

,2000 Albert L. Prillaman

June15,2000 Kent J. Hussey

EXHIBIT B

EXHIBIT C

PROMISSORY NOTE

$1,000,000.00 Charleston, West Virginia

January 31, 2001

FOR VALUE RECEIVED, the undersigned American Woodmark Corporation (the "Company ") hereby promises to pay to the order of the West Virginia Economic Development Authority (the "WVEDA") the sum of One Million and no/100th Dollars ($1,000,000.00), with interest fixed at five and nine tenths percent (5.9%) per annum on the unpaid principal calculated on the basis of the actual number of days elapsed and a 360 day calendar year, in lawful money of the United States, at the offices of the WVEDA, 1018 Kanawha Boulevard, East, Suite 501, Charleston, West Virginia 25301, or at such other place as the owner of this Note shall designate, as follows:

1. Payment shall be, due and payable in forty-eight (48) equal and consecutive quarterly installment payments of principal and interest at the rate set out above; the first of such quarterly payments commencing on the 25th day of April, 2001, and continuing on the same day of the first month of each successive quarter thereafter until the forty-eighth (48th) and final installment, at which time the entire unpaid principal balance, together with the interest accrued thereon at the rate aforesaid, shall be paid in full, provided, however, on April 25, 2001, the Company shall pay to WVEDA the accrued interest on the outstanding principal of this Note for the period from (and including) the date of funding of this Note to (and including) April 25, 2001. Said quarterly payments shall be applied first to the payment of said interest on the unpaid balance and the balance to the payment of said principal.

2. This Note is tile one described in that certain Loan Agreement of even date herewith by and between the WVEDA and the Company. If default shall be made in the payment of any installment of this Note or any part thereof, when due, and if such default shall continue for a period of thirty (30) days after the same has become due, or if there shall be a breach at any time of any covenant, condition, provision. warranty, stipulation or agreement contained in the Loan Agreement, the Deed of Trust and Fixture Filing or the Security Agreement and such breach shall continue for a period of thirty (30) days after notice thereof has been given to the Company, or upon the occurrence of any of the events described in paragraph F. 1. of the Loan Agreement, then in any such event the entire principal balance hereof, with interest thereon then accrued, shall at once be and become due, payable and demandable, without notice, at the option of the holder hereof. Failure at any time on the part of the holder hereof to exercise such option shall not constitute a waiver of the right to exercise the same in the event of a subsequent similar default.

3. The undersigned shall have the right at any time, without notice, premium or penalty to make payment of all or any part of this Note, but any such partial payment shall not operate to postpone payment as and when due of the regular installments due on this Note.

4. The undersigned expressly waives presentment for and demand of payment and notice of the nonpayment of any installment of principal or interest falling due under this Note, and also waives protest of same upon default in the payment of such installment.

AMERICAN WOODMARK CORPORATION

By: Glenn Eanes

Its: Treasurer

GBB GBB.0066354

CORRECTIVE DEED OF TRUST AND FIXTURE FILING

THIS DEED OF TRUST AND FIXTURE FILING ("Deed of Trust"), is made as of the 31st day of January, 2001, by and between American Woodmark Corporation, a Virginia corporation, hereinafter called "Grantor," party of the first part, and JOHN R. SNIDER, a resident of Kanawha County, West Virginia, Chairman of the Board of the West Virginia Economic Development Auth6rity, or his successors in office, hereinafter called "Trustee," and the West Virginia Economic Development Authority, hereinafter called "Beneficiary," parties of the second part;

Whereas, by Deed of Trust and Fixture Filing dated January 31, 2001, of record in the Office of the Clerk of the County Commission of Hardy County, West Virginia in Trust Deed Book 159, page 557, and recorded February 2, 2001, Grantor did grant and convey the property therein described unto the Trustee which property description failed to describe all of the property to be subject to the deed of trust and which set forth incorrectly the term of the therein described Promissory Note; and

Whereas, Grantor executes this Deed of Trust to attach a corrected description of the property and the correct payment term of the Promissory Note;

WITNESSETH:

That for and in consideration of the indebtedness and trusts hereinafter set forth and the sum of Ten Dollars ($10.00), cash in hand paid, the receipt and sufficiency of which are hereby acknowledged, the Grantor does hereby GRANT AND CONVEY unto the Trustee, with power of sale, all of the following:

(a) All those certain lots, tracts or parcels of land located in Hardy County, West Virginia, together with all buildings, improvements and structures at any time now or hereafter erected, situated or placed thereon and all rights, privileges, easements, hereditaments, appendages and appurtenances now or hereafter belonging or in anywise appertaining to the real property hereby conveyed, as more particularly described on Exhibit A, attached to and made a part of this Deed of Trust;

(b) All right, title, interest and estate now or hereafter held by Grantor in and to streets, roadways, sidewalks, curbs, alleys and areas adjoining the real property hereby conveyed and portions thereof, and whether vacated by law or ordinance (conditionally or otherwise); and

(c) All fixtures, fixed assets and personality of a permanent nature owned by Grantor now or hereafter annexed, affixed or attached to the real property hereby conveyed and the buildings, improvements or structures thereon and used or intended to be used in the possession, occupation or enjoyment thereof, and all replacements, additions and substitutions thereof or thereto, including but without limiting the generality of the foregoing, all apparatus, appliances, machinery, equipment and articles used to supply or provide or in connection with beat, gas, air conditioning, plumbing, water, lighting, power, elevator service, sewerage, refrigeration, cooling, ventilation, sprinkler system and water heater, all of which, described in this item (c), shall be a part of the freehold and a portion of the security for the obligation herein described.

All property described above, together with the real estate described above, shall secure the obligation herein described and covered by this Deed of Trust, and all the foregoing property, interests in property and other rights and interests are herein sometimes referred to collectively as the "Property".

The Grantor does hereby covenant to and with the Trustee that it shall WARRANT GENERALLY the title to its interest in the Property; that Grantor has the right to convey the Property to Trustee; that the same is free from any and all liens and encumbrances other than real estate taxes assessed but not yet due and payable; and that Grantor shall execute such further assurances of the Property' as may be requisite, including, but not limited to, the execution and

Deed of Trust and Fixture Filing: GBB.GBD.0066919

delivery of financing statements and such other instruments as may be required to impose the lien hereof more specifically upon any item or items of property, or rights or interests therein, covered by this Deed of Trust.

IN TRUST NEVERTHELESS, to secure the following: (i) the payment of the principal sum of One Million Dollars ($1,000,000.00) with interest at the fixed rate of five and nine tenths percent (5.9%) per annum, evidenced by a negotiable Promissory Note of even date herewith (hereinafter sometimes called the "Note"), made and executed by Grantor payable to the order of the West Virginia Economic Development Authority (hereinafter referred to as either "WVEDA" or "Beneficiary"), which is the beneficial owner of the debt secured hereby, and has the address of 1018 Kanawha Boulevard, East, Suite 501, Charleston, West Virginia 25301, said principal and interest being due and payable as follows:

The principal sum of One Million Dollars ($1,000,000.00) shall be, due and payable in forty-eight (48) equal and consecutive quarterly installment payments of principal and interest at the rate set out above calculated on the basis of the actual number of days elapsed and a 360 day calendar year; the first of such quarterly installment commencing on the 25th day of April, 2001, and continuing on the same day of the first month of each successive quarter thereafter until the forty-eighth (48th)and final installment, at which time the entire unpaid principal balance, together with the interest accrued thereon at the rate aforesaid, shall be paid in full, provided, however, on April 25, 2001, the Grantor shall pay interest accrued on the outstanding principal for the period from (and including) the date of the funding of the loan to (and including) April 25, 2001. Said quarterly payments shall be applied first to the payment of said interest on the unpaid balance and the balance to the payment of said principal. All installments are payable at the office of the West Virginia Economic Development Authority, 1018 Kanawha Boulevard, East, Suite 501, Charleston, West Virginia, or at such other location as may be subsequently designated by the holder.

The maker of the Promissory Note shall have the right at any time, without notice, premium or penalty, to pay all or any part of this Promissory Note, but any such partial payment shall not operate to postpone payment as and when due of the regular installments due on this Promissory Note;

and (ii) the performance by Grantor of all terms, covenants, conditions, agreements and provisions contained in that certain Loan Agreement of even date herewith (hereinafter sometimes called the "Loan Agreement"), by and between Grantor and WVEDA.

This Deed of Trust shall also secure any note or notes given in extension, continuation, modification. renewal or in lieu of or in substitution for the Note, however changed in form, manner or amount, together with any interest that may be due thereon.

The Grantor covenants, represents, warrants and agrees with the Trustee and with the Beneficial and each of them as follows:

1. That it shall promptly pay all taxes, charges and assessments lawfully levied against the Property and upon its failure to so do, then the Trustee or the Beneficiary may, without any obligation to do so, pay the same or any part thereof remaining unpaid, and any amount so paid shall bear interest at ten percent (10%) per annum from the date of such payment and be and become secured by this Deed of Trust.

2. That it shall keep all buildings and other improvements now or hereafter placed on the real property hereby conveyed, and the appurtenances thereunto belonging, fully insured against loss by fire and against such

Deed of Trust and Fixture Filing: GBB GBB 0066919 2

other losses and in such amount as may be satisfactory to the Beneficiary during the life of this Deed of Trust, in insurance companies acceptable to, and with a New York Standard Mortgage Clause approved by, Beneficiary; that it shall purchase Federal Flood Insurance in amounts and coverage satisfactory to the Beneficiary if the Property is located in a flood prone area and the FIA map shows the Property is located within a special flood hazard area; that upon the request of the Beneficiary, the Grantor shall deliver to the Beneficiary from time to time the policies or Certificates of insurance in a form satisfactory to the Beneficiary, including stipulations that coverage shall not be canceled or diminished without at least twenty (20) days prior written notice to the Beneficiary; that Grantor shall pay, when due, the premiums on said insurance; and that, in the event Grantor shall fait to pay said premiums, the Trustee or the Beneficiary may, without any obligation to do so, pay the same, and any amounts so paid shall bear interest at ten percent (10%) per annum from the date of such payment and be and become secured by this Deed of Trust. Nothing contained herein, however, shall be construed as placing any obligation upon the Trustee or Beneficiary to obtain such insurance and they or none of them shall be liable for their failure to do so. Upon full foreclosure or a deed in lieu of such foreclosure, all of Grantor's right, title and interest in and to the aforesaid insurance shall automatically pass to and be the property of the then holder of the obligation hereby secured.

3. That it shall keep and maintain all buildings and other improvements now or hereafter placed on the real property hereby conveyed in good repair and condition and shall not abandon same, commit or permit waste upon the Property, or do any act whereby the Property may become less valuable, and shall not remove or permit the removal of any buildings or other improvements now on the real property hereby conveyed, or which may be placed thereon, during the life of this Deed of Trust, and shall comply with all laws, ordinances, rules and regulations relating to the use or maintenance of the Property. Grantor shall permit Trustee, Beneficiary or their designees to enter and inspect the Property at all reasonable times. In the event Grantor shall fail to comply with the provisions of this paragraph after written notice as hereinafter provided, the Trustee or the Beneficiary may make and pay for any and all repairs which they, or either of them, deem necessary to place or keep the Property in good condition and repair, stop or mitigate waste on or in the Property or any part thereof, stop or prevent the removal, destruction, demolition or structural alteration of any building or improvement on the real property hereby conveyed, or stop or prevent the violation of any law, ordinance, rule or regulation relating to the use or maintenance of the Property or of any requirement, direction, order or notice of violation thereof issued by any governmental agency, body or officer.

4. That it shall not, without prior written consent of Beneficiary, create or permit to exist or be created any mortgage, deed of trust, pledge or other lien or encumbrance on any of the Property, other than this Deed of Trust, and shall not suffer or permit any mechanic's or materialmen's liens or any other lien of any nature whatsoever to attach to any of the Property or to remain outstanding against same or any part thereof, provided, however, that Grantor may, in good faith, contest the validity of any such lien and, in the case of such contest, provide for the payment thereof in a manner satisfactory to Beneficiary.

5. That it shall pay to the Trustee and shall pay the holder of any obligations, the payment of which is hereby secured, any and all sums of money, including costs, expenses and reasonable attorney's fees incurred or expended in any proceedings, legal or equitable, to sustain the lien of this Deed of Trust, or its priority, or in defending any party hereto or any party hereby secured against the liens, demands or claims of title, or any or either of them, of any person or persons asserting priority over this Deed of Trust or asserting title adverse to the title under which the Trustee holds, or in the discharge of any such lien or claim, or in connection with any suit at law or in equity to foreclose this Deed of Trust or to recover any obligation hereby secured, together with interest on such sums at ten percent (10%) per annum until paid, and this Trust shall stand as security therefore.

6. That the information furnished Beneficiary concerning Grantor's financial status is correct and complete, and that there have been no material adverse changes in Grantor's financial status since such information was furnished to Beneficiary.

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7. That it shall keep proper books of record and account in accordance with sound accounting practice concerning its business, furnish Beneficiary an annual report of its financial condition and give Beneficiary any further information concerning its financial condition or business activities requested by Beneficiary.

8. The occurrence of any of the following events shall constitute an ev6nt of default under this Deed of Trust (hereinafter called an "Event of Default"), and, unless such default is cured, as applicable, the entire unpaid balance of principal, accrued interest, fees, expenses and other charges due under the Note shall, at the option of Beneficiary, immediately become due and payable without further notice to or demand on Grantor or any other person:

(a) if default shall be made in the payment as and when due of the Note, or any installment or part thereof, or the interest thereon, or of any other sum due under the provisions of the Loan Agreement, this Deed of Trust or the interest thereon at the times specified therein and herein and such failure shall continue for a period of thirty (30) days after the same has become due;

(b) if default shall be made in the performance of any term, covenant, condition, agreement, warranty or provision contained in the Loan Agreement other than as referred to in Paragraph F. 1. (a) and (c) of the Loan Agreement, for a period of thirty (30) days after written notice has been given to the Grantor by the Beneficiary as provided in the Loan Agreement, subject to an extension of such time as provided in the Loan Agreement;

(c) if default shall be made in the payment, as and when due and payable, of any tax, assessment or other governmental charge or fee for a period of thirty (30) days after mailing written notice to Grantor of the occurrence of such Event of Default, which is not being contested in good faith by Grantor after providing for the payment thereof in a manner satisfactory to Beneficiary or of any insurance premium or if the required insurance is not effected by Grantor or the policies delivered to Beneficiary as herein required;

(d) if there shall be a breach of or default in the performance of any covenant, condition, agreement, warranty or provision contained in this Deed of Trust for a period of thirty (30) days after mailing written notice to Grantor of the occurrence of such Event of Default;

(e) if Grantor, or any party to or guarantor of the Note, shall become insolvent Dr make an assignment for the benefit of creditors, or if any petition for bankruptcy or arrangement pursuant to the Federal Bankruptcy Act, or any similar federal or state law, shall be filed by or against Grantor or any party to or guarantor of the Note subject to the terms set forth in the Loan Agreement;

(f) if any warranty, representation or other statement made by or on behalf of the Grantor contained in the Loan Agreement or in any other instrument or certificate furnished in compliance with or in reference to the Loan is false or misleading in any material respect, or failure by the Grantor to perform or observe any condition or covenant contained in any such document for a period of thirty (30) days after compliance with the notice and request provisions of paragraph (b) above.

(g) if there shall now or hereafter exist upon the Property, or any part thereof, any claim, lien or encumbrance, other than real estate taxes assessed but not yet due and payable or other liens and encumbrances, if any, approved in writing by Beneficiary, which is or might be superior to the lien of this Deed of Trust and is not being contested in good faith by Grantor as provided in paragraph 4 above;

(h) if the Property, or any part thereof or any interest therein, be sold, assigned or transferred in any manner whatsoever, whether by deed, sales contract or any other instrument, by Grantor to any person, firm or corporation without the consent in writing of the Beneficiary or as otherwise provided in the Loan Agreement;

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(i) if payment of the Note is assumed by any party other than Grantor without the prior consent in writing of the Beneficiary; or

(j) if Grantor shall do or suffer to be done any act or thing which would impair the security for the Note.

9. If any one or more Events of Default shall occur and be continuing after written notice, when applicable, to Grantor as provided in paragraph 8 above, any one or more of the following rights and remedies shall exist, any two or more of which may be exercised concurrently:

(a) Trustee or Beneficiary may forthwith, without notice, separately or jointly: (i) enter into and upon all of the Property and take possession of the Property without process of law, without liability to Grantor or to other owner or owners of the Property, and manage and rent the same, or any part thereof, collect and receive the rents, issues and profits thereof (past due, due or become due) and apply the same to the payment of the indebtedness hereby secured, after first deducting the costs and expenses incurred in managing the Property and in collecting said rents, issues and profits (including a commission of 10% of the total amount collected, which shall be paid to Beneficiary, or to Trustee, as the case may be, for managing the same and collecting and disbursing said rents, issues and profits accruing therefrom), and after deducting such further amount or amounts as may be necessary to pay or reimburse Beneficiary and Trustee for any sum or sums of money paid by them, or any of them, under the provisions hereof, together with interest thereon at the rate of ten percent (10%) per annum to the date of payment; (ii) have a receiver appointed by any court having jurisdiction to take charge of the Property and collect, receive and apply the rants, issues and profits thereof, or (iii) exercise any or all of the other rights and remedies provided for in this Deed of Trust. In either case, any person or persons in possession of the Property, or any part thereof, shah be deemed a tenant at will and shall at once surrender such possession on demand of Beneficiary or Trustee or a receiver. It is understood and agreed by and between the parties hereto that nothing herein contained shall be construed as a substitute for, or in derogation of, the right to foreclose this Deed of Trust or as imposing any duty or obligation upon Beneficiary or upon Trustee, or any of them, to take charge of the Property or to collect said rents, issues or profits or to have a receiver appointed for such purposes

(b) Without notice to or demand on Grantor or any other person, Beneficiary may at its option declare the Note to be immediately due and payable and upon the exercise of said option the Note may be collected by proper action, foreclosure of this Deed of Trust, or any other legal or equitable proceeding.

(c) At any time after the exercise by Beneficiary of the option to declare the Note immediately due and payable, Trustee, upon the written request of Beneficiary, shall foreclose upon and sell the Property to satisfy the Note at public auction at the front door of the Hardy County Courthouse, for cash in hand on the day of sale, after first giving notice of such sale by publishing such notice in a newspaper of general circulation published in Hardy County, or if there be no such newspaper, in a qualified newspaper of general circulation in said county, once a week for two successive weeks preceding the day of sale and after giving notice to Grantor and to any subordinate lien holder who has previously notified Beneficiary of the existence of a subordinate lien at least 20 days prior to the sale, and no other notice of such sale shall be required. Out of the proceeds of such sale Trustee shall pay, first, the costs and expenses of executing this trust, including an amount equal to three percent (3%) of the gross proceeds of sale, whichever amount shall be greater, to Trustee, or to the one so acting, as the Trustee's commission hereunder; second to Beneficiary and Trustee all moneys which they or either of them may have paid for taxes, assessments or other governmental charges or fees. insurance, repairs, court costs, and all other costs and expenses incurred or paid under the provisions of this Deed of Trust together with interest thereon at the rate of ten percent (10%) per annum from the date of payment; third to Beneficiary the full amount due and unpaid on the Note and all other indebtedness hereby secured, together with all interest accrued thereon to date of payment; and fourth, the balance, if any, to Grantor, its successors or assigns, upon delivery of and surrender to the purchaser or purchasers of possession of the Property less the expense, if any, of obtaining such possession. This Deed of Trust shall, with respect to all fixtures subject to the lien hereof, be deemed to grant a security interest to the Beneficiary under the Uniform Commercial Code of West Virginia (the "Code"). In the event of the

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occurrence of any Event of Default, in addition to the rights, remedies and powers hereinabove set forth, Beneficiary and Trustee shall have as to any and all fixtures covered by this Deed of Trust, all rights, remedies and powers of a secured party under the Code.

10. The parties hereto agree that any sale hereunder may be adjourned from time to time without notice other than oral proclamation of such adjournment at the time and place of sale, or at the time and place of any adjourned sale.

11. The parties hereto agree that Beneficiary may, at any time and from time to time hereafter, without notice, appoint and substitute another Trustee or Trustees, corporations or persons, in place of the Trustee herein named to execute this Trust. Upon such appointment, either with or without a conveyance to the substituted Trustee or Trustees by the Trustee herein named, or by any substituted Trustee in case the right of appointment is exercised more than once, the new and substituted Trustee or Trustees in each instance shall be vested with all the rights, titles, interests, powers, duties and trusts in the premises which are vested in and conferred upon the Trustee herein named; and such new and substituted Trustee or Trustees shall be considered the successors and assigns of the Trustee who is named herein within the meaning of this Deed of Trust, and substituted in his place and stead. Each such appointment and substitution shall be evidenced by an instrument in writing which shall recite the parties to, and the book and page of record of, this Deed of Trust, and the description of the Property herein described, which instrument, executed and acknowledged by Beneficiary and recorded in the office of the Clerk of the Hardy County Commission, shall be conclusive proof of the proper substitution and appointment of such successor Trustee or Trustees, and notice of such proper substitution and appointment to all parties in interest.

12. In the event foreclosure proceedings are instituted under the terms and provisions of this Deed of Trust, but are not completed, the Trustee shall be entitled to charge and collect the necessary costs and expenses incurred by them, together with a fee of one percent (1%) of the balance due on the obligations hereby secured.

13. A copy of any notice of trustee's sale under this Deed of Trust shall be served on Grantor by certified mail, return receipt requested, directed to Grantor at the address stated below or such other address given to Beneficiary in writing by Grantor, subsequent to the execution and delivery of this Deed of Trust. Any other notice shall be effective upon the deposit of such notice, in writing, in the regular United States mail, postage prepaid, addressed to the party or parties who receive such notice at the following, addresses or at such other addresses as any such party may give to the other parties in writing:

To Grantor: American Woodmark Corporation

P.O. Box 1980

Winchester, VA 22604

Attention: Treasurer

To Beneficiary: West Virginia Economic Development Authority

1018 Kanawha Boulevard, East, Suite 501

Charleston, WV 25301

Attention: Executive Director

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To Trustee: Chairman of the Board

West Virginia Economic Development Authority

1018 Kanawha Boulevard, East, Suite 501

Charleston, WV 25301

14. Inasmuch as the parties intend that this Deed of Trust shall, among other things, constitute a fixture filing pursuant to West Virginia Code 46-9-313, the undersigned sets forth the following:

(a) The debtor is the Grantor, and its address is set forth in Paragraph 13 above;

(b) The secured party is the Beneficiary, and its address is set forth in Paragraph 13 above;

(c) The real estate concerned is described in Exhibit A and the record holder thereof is the Grantor; and

(d) THE SECURED PARTY REQUIRES THIS FIXTURE FILING TO BE INDEXED 1N THE REAL PROPERTY RECORDS AGAINST THE RECORD OWNER OF THE PROPERTY.

15. The parties hereto further agree that the words "parties of the first part" or the words "them," "they" or "their" when used in this Deed of Trust, shall, when required by the context hereof, be taken to refer to and to mean, the Grantor or Grantors herein, whether one or more in number, and whether individual, firm or corporation; that the word "Trustee" shall include all Trustees if more than one Trustee is named herein. It is further agreed that the words "note", "obligation" or "indebtedness" shall include any and all notes or obligations, if more than one, secured by this Deed of Trust; and singular or plurals of words where the same meaning is intended shall not affect the validity of this Deed of Trust.

16. In the event two or more trustees are named herein, or in the event two or more substitute trustees are appointed under the provisions of paragraph 11 above, any one or more of such trustees or substitute trustees may act in the execution of this trust with the full power and authority granted hereunder. The Trustee herein may act by agent or attorney in the execution of this Trust and it shall not be necessary for the Trustee to be present in person at any foreclosure sale conducted hereunder.

17. Any failure on the part of Beneficiary or Trustee to exercise any option herein provided shall not be construed as a waiver of any rights or privileges contained herein.

18. The parties hereto agree that if any term or provision of this Deed of Trust contravenes any law of the State of West Virginia or any other applicable law or regulation, such term or provision is hereby amended and modified to conform to such law or regulation.

19. The parties hereto agree that all covenants, agreements, representations and warranties made herein shall extend to, bind, and inure to the benefit of the heirs, devisees, personal representatives, successors and assigns of the parties hereto.

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IN WITNESS WHEREOF, American Woodmark Corporation, a Virginia corporation, has caused this Deed of Trust to be executed by its duly authorized officer as of the date first above written.

AMERICAN WOODMARK CORPORATION

By: Glenn Eanes

Its: Treasurer

STATE OF Virginia,

CITY OF Winchester, to-wit:

The foregoing: instrument was acknowledged before me this 22nd day of February, 2001, by Glenn Eanes, the Treasurer of American Woodmark Corporation, a Virginia corporation, on behalf of the corporation.

My commission expires: December 31, 2003.

Brenda Dupont

Notary Public

[Notarial Seal]

This document was prepared by Ellen Maxwell-Hoffman, Attorney at Law, Bowles Rice McDavid Graft & Love, PLLC, 600 Quarrier Street, Charleston, West Virginia 25301.

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EXHIBIT A

TRACT I - 1.4002 ACRES BY SURVEY (1.40 ACRES BY DEED):

All that tract of land situated in the Town of Moorefield, Hardy County, West Virginia, bounded by West Virginia County Route 7 on the West, an unpaved street on the North and East, the lands of Allen Rexrode (134/345) on the South and is more particularly described as follows:

BEGINNING at a T-bar set on the Eastern boundary line of West Virginia County Route 7, also a corner of Rexrode; thence with the Eastern boundary line of said road North 04 degrees02'39" East 32.01 feet to a set T-bar; thence continuing with said road North 11 degrees2'57" East 48.54 feet to a set railroad spike; thence North 07 degrees 31'53" East 60.16 feet to a set railroad spike; thence North 05 degrees59'53" West 37.17 feet to a set railroad spike; thence North 19 degrees51'47" West 38.98 feet to a set railroad spike; thence North 32 degrees36'09" West 30.51 feet to a set railroad spike on the Eastern boundary line of aforesaid road and on the South side of an unpaved street; thence crossing said street South 83 degrees45'29" East 293.09 feet to a set T-bar at the intersection of two unpaved streets; thence with the West side of said street South 06 degrees27'45" West 240.00 feet to a set T-bar, a comer of Rexrode; thence with Rexrode's line North 82 degrees45'29" West 252.22 feet to the BEGINNING, containing 1.4002 acres as surveyed by Charles W. W. Stultz, Licensed Land Surveyor, Romney, West Virginia on June 8, 1977.

Being the same tract of land conveyed by Boise Cascade Corporation, a Delaware corporation, to American Woodmark Corporation, a Virginia corporation, by deed dated April 30, 1980, of record in the office of the Clerk of the County Commission of Hardy County, West Virginia, in Deed Book 161, page 410, as containing 1.40 acres, and being Parcel No. 2 therein.

TRACT II - 3.6166 ACRES BY SURVEY (4.10 ACRES BY DEED):

All that tract of land situated in the Town of Moorefield, Hardy County, West Virginia, near the Town Limit, bounded by W.Va. County Route 7 on the East, the lands of M.A. Bean Oil Company (W.B. 17, page 186) on the South, the B&O Railroad on the West, the lands of Raygold Manufacturing Corporation (formerly Murlin Crites, 82/327) and Lincoln Cox (100/363) on the North and is more particularly described as follows:

BEGINNING at an iron pin on the Eastern boundary limit of the B&O Railroad Right-Of-Way and corner to Raygold Manufacturing Corporation; thence with said corporation's lines South 07 degrees56'40" East 59.39 feet to an iron pin; thence North 04 degrees20'15" East 81.91 feet to an iron pin; thence South 85 degrees42'12" East 107.27 feet to an iron pin; thence South 04 degrees20'53" West 40.95 feet to an iron pin; thence with said corporation's line and continuing with Cox's line South 85 degrees45'06" East 120.07 feet to a set T-bar; thence with Cox's lines South 04 degrees17'58" West 83.70 feet to a set T-bar; thence North 88 degrees39'25" East 127.97 feet to a set T-bar on the Western boundary line of W.Va.

County Route 7; thence with the Western boundary line of said road South 32 degrees36'07" East 148.37 feet to a railroad spike; thence South 19 degrees 51'47" East 29.65 feet to a railroad spike; thence South 05 degrees59'53" East 27.57 feet to a railroad spike; thence South 07 degrees31'53" West 54.18 feet to a railroad spike; thence South 11 degrees02'57" West 49.77 feet to a railroad spike; thence South 04 degrees02'39" West 52.10 feet to a railroad spike; thence South 02 degrees04'17" East 23.33 feet to a set T-bar by a fence post, comer of M.A. Bean Oil Company; thence with said oil company's lines and following a wire fence North 68 degrees29'05" West 109.91 feet to a set T-bar by a fence post; thence South 85 degrees52' 8" West 255.39 feet to a set T-bar on the Eastern boundary limits of the B&O Railroad Right-of-Way; thence with the Eastern boundary limits of said railroad by arc distance 285.90 feet to a set T-bar; thence South 85 degrees20'08" West 17.50 feet to a set T-bar; thence continuing with said railroad by arc distance 81.42 feet to a set T-bar; thence North 03 degrees37'36" East 95.02 feet to the BEGINNING, containing 3.6166 acres more or less as surveyed by Charles W. Stultz, Licensed Land Surveyor, Romney, West Virginia during May, 1977.

Being the same tract of land conveyed by Boise Cascade Corporation, a Delaware corporation, to American Woodmark Corporation, a Virginia corporation, by deed dated April 30, 1980, of record in the office of the Clerk of the County Commission of Hardy County, West Virginia, in Deed Book 161, page 410, as containing 4.10 acres, and being Parcel No. 1 therein.

TRACT III - 0.2709 ACRES BY SURVEY (5/10 ACRE BY DEED):

All that tract of land situated in the Town of Moorefield, Hardy County, West Virginia, bounded by West Virginia Route 7 (South Fork Road) on the North and East, Raygold Manufacturing Corporation (82/327) on the West, and Boise Cascade Cabinets (109/442) on the South and is more particularly described as follows:

BEGINNING at a found T-bar three feet from the Northeast comer of a quonset type warehouse, a comer of Boise Cascade Cabinets' land; thence with said company' s line and running parallel with the North end of said warehouse North 85 degrees45'08' West 35.00 feet to a set rebar, comer of Raygold Manufacturing Corporation' s land, said rebar being South 85 degrees45'08" East 85.07 feet from a found iron pin, another comer of Boise Cascade Cabinet's property; thence with Raygold Manufacturing Corporation's line North 10 degrees12'39" East 77.41 feet to a found rebar by a post on the Southern edge of a sidewalk and West Virginia Route 7 (South Fork Road); thence with the Southern edge of said sidewalk and the Southern edge of said road South 46 degrees01'48" East 153.70 feet to a set rebar by a post; thence leaving said sidewalk and continuing with the Southern edge of said road South 31 degrees32'02" East 61.62 feet to a set railroad spike, a comer of Boise Cascade Cabinets property; thence leaving said road and with said company's lines South 88 degrees39'25" West 127.97 feet to a found T-bar three feet East of warehouse East side; thence continuing with said company's line and running parallel with said warehouse North 04 degrees17'58" East 83.70 feet to the BEGINNING, containing 11,801.9665 square feet (0,2709 acre) more or less as surveyed by Stultz & Associates,Inc., Romney, West Virginia, Charles W. Stultz, Licensed Land Surveyor, during March, i979 and as shown on a plat attached hereto and made a part of this description.

Being the same tract of land conveyed by Boise Cascade Corporation, a Delaware corporation, to American Woodmark Corporation, a Virginia corporation, by deed dated April 30, 1980, of record in the office of the Clerk of the County Commission of Hardy County, West Virginia, in Deed Book 161, page 410, as containing 1/2 acre, and being Parcel No. 4 therein.

TRACT IV - 5,828 SQUARE FEET:

All that certain lot or parcel of land lying and situate in the Town of Moorefield, Hardy County, West Virginia, and described by metes and bounds as follows:

BEGENNING at a fence post on the south side of the South Fork Road and on the east side of lane, comer to the M. A. Bean lot; thence with said Bean's line and with the east side of lane S. 9 degrees W. 78 feet to stake 3 feet from the north wall of the quonset warehouse; thence with a line running with said warehouse and 3 feet from wall of same N. 89 degrees W. 84 feet to stake, N. 1 degrees E. 44 feet, N. 89 degrees W. 104 feet to stake 3 feet from NW comer of said warehouse; thence with wet end of said warehouse, running 4 feet from wall S. 1 degrees W. 82 feet to post in railroad right-of-way; thence with railroad right-of-way N. 6 degrees W. 59 feet to post; thence N. 3 degrees E. 33.5 feet to fence post, comer to Harold Bean lot; thence with line between Bean and George Keller S. 88 degrees E. 195.5 feet to post on west edge of walk at lane; thence with west edge of walk and land N. 9 degrees E. 39.5 feet to south side of sidewalk on South Fork Road; thence with said walk S. 51 degrees E. 17 feet to the beginning, containing 5,828 square feet.

Being the same tract of land conveyed by Boise Cascade Corporation, a Delaware corporation, to American Woodmark Corporation, a Virginia corporation, by deed dated April 30, 1980, of record in the office of the Clerk of the County Commission of Hardy County, West Virginia, in Deed Book 161, page 410, as containing 5,828 square feet, and being Parcel No. 3 therein.

TRACT V - 2.56 ACRES:

A parcel of land in Moorefield Corporation, Hardy County, West Virginia between Railroad Street and County Route 7 at the east end of Central Avenue, more particularly described as follows:

Beginning at a point on the East bounds of the South Branch Valley Railroad (S.B.V.R.R.) fight-of-way, 20 feet from centerline of tracts, set a steel reinforcing rod; thence N 87 degrees17'30' E at 10.0 feet crossing a point comer to S.B.V.R.R. right-of-way and American Woodmark (161/410) continuing with American Woodmark and a fence in all 269.63 feet to a steel fence post; thence with said Woodmark for one line S 65 degrees55'43" E 107.51 feet with a fence to a steel road (found) at the base of a corner fence post, in the bounds of County Route 7, 20 feet from the centerline thence with the West bounds of County Route 7 for 4 lines S 06 degrees12'57" E 53.38 feet to a point; thence S 14 degrees27'25'' E 73.34 feet to a point; thence S 17 degrees43'03" E 120.73 feet to a point;

thence S 21 degrees17'-48" E 195.60 feet to a comer fence post, comer to Williams (107/484), thence with said Williams and fence for one line S 70 degrees24'12" W 138.15 feet to a point, set a steel reinforcing road in a fence a comer to Bean (177/32); thence with said Bean for one line N 20 degrees03'03.' W 74.58 feet to an utility pole, a comer to Southern States (176/414); thence with said Southern States for 2 lines N 38 degrees25'15" W 157.25 feet to a steel reinforcing road; thence S 59 degrees18'40" W at about 77.6' feet crossing a railroad siding, in all 102.61 feet to a point in the East bounds of the S.B.V.R.R., 20 feet from centerline set a steel reinforcing rod; thence with the East bounds of the S.B.V.R.R. for 4 lines N 25 degrees59'18" W 79.08 feet to a point; thence N 25 degrees40'38'W 46.18 feet to a point; thence N 24 degrees49'32" W 63.36 feet to a point; thence N 22 degrees23'25" W 58.73 fee to the beginning containing 2.56 acres, more or less, as surveyed December, 1983 by David O. Heishman, Licensed Land Surveyor, Moorefield, West Virginia, and a shown on a plat attached hereto and made a part of this description.

Being the same tract of land conveyed to American Woodmark Corporation, a Virginia corporation, by the following deeds:

a. Deed from Carrie R. Bean, widow, dated January 4, 1984, recorded in Deed Book 18t, page 119.

b. Deed from William H. Bean and Edna Elizabeth Bean, his wife, dated January 4, 1984, recorded in Deed Book 181, page 111.

c. Deed from Oscar M. Bean and Dixie T. Bean, his wife, dated January 4, 1984, recorded in Deed Book 181, page 103.

d. Deed from Ralph J. Bean, Jr. and Barbara Bean, his wife, dated January 4, 1984, recorded in Deed Book 181, page 87.

e. Deed from Howard B. Bean and Ursula Bean, his wife, dated January 4, 1984, recorded in Deed Book 181, page 95.

CERTIFICATE

The undersigned, Glenn Eanes, Treasurer of American Woodmark Corporation, a Virginia corporation (the "Corporation"), hereby certifies in accordance with the Loan Agreement (the "Loan Agreement") (except as otherwise provided herein, capitalized terms used herein shall have the meaning ascribed to them in the Loan Agreement) dated as of January 31, 2001, between the West Virginia Economic Development Authority (the "WVEDA") and the Corporation as follows:

The Corporation has executed and delivered to WVEDA the Security Agreement granting a first lien security interest on all Project Equipment being all equipment, machinery and fixtures and replacement thereof and proceeds therefrom used in its manufacturing and processing that have been installed in the Project. I have examined the UCC-1 financing statement naming the Corporation as Debtor and the WVEDA as Secured Party and describing the Project Equipment which we understand will be filed with the Secretary of State of West Virginia. In addition, I have examined the Certified Uniform Commercial Code Lien Searches of the Secretary of State of the State of West Virginia dated May l2, 2000, and January 30, 2001, as to the Uniform Commercial Code financing statements of record naming the Corporation as debtor (collectively, the "UCC Search Report"). The Project Equipment is not subject to any liens of record on the UCC Search Report and, to the best of the Corporation's knowledge, there is no lien prior to WVEDA's lien with regard to the Project Equipment, and WVEDA will have a first priority lien priority position on the Project Equipment as provided by the Security Agreement and the UCC-1 Financing Statement including without limitation, amounts payable under any policies of insurance insuring the Project Equipment against loss or damage, to secure WVEDA in the payment of the Loan.

Effective as of 1/31/,2001.

Glenn Eanes, Treasurer